                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31, 2008

Date of reporting period: DECEMBER 31, 2008

Item 1. Report to Shareholders

ANNUAL REPORT
DECEMBER 31, 2008

Van Eck Funds

EMERGING MARKETS FUND
Class A: GBFAX / Class C: EMRCX / Class I: EMRIX

GLOBAL HARD ASSETS FUND
Class A: GHAAX / Class C: GHACX / Class I: GHAIX

INTERNATIONAL INVESTORS GOLD FUND
Class A: INIVX / Class C: IIGCX / Class I: INIIX

The information contained in the enclosed shareholder letters represent the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of December 31, 2008.

TABLE OF CONTENTS

Privacy Notice	2

	Fund Overview	Performance	Explanation of Expenses	Schedule of Investments	Financial Highlights

EMERGING MARKETS FUND	3	10	17	50	73

GLOBAL HARD ASSETS FUND	18	27	34	55	76

INTERNATIONAL INVESTORS GOLD FUND	35	42	49	59	79

PRIVACY NOTICE

At Van Eck Global, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties as permitted by law.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your non-public personal information to a non-affiliated third party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.221.2220.

EMERGING MARKETS FUND

Dear Shareholder:

It would be an understatement to say that 2008 was an extraordinarily difficult and trying year for emerging market equity investors. Following five consecutive years of solid gains in the asset class, emerging market equities succumbed to the maelstrom affecting developed market equities. The Van Eck Emerging Markets Fund decreased 68.12% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2008. In comparison, emerging markets equities as measured by the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, fell 53.18% for the same period.

Virtually every asset class posted significant losses during the annual period, but emerging market equities suffered more than most. Smaller stocks within emerging markets struggled even more, and thus we attribute the Fund’s underperformance primarily to its higher weighting in small- and mid-capitalization companies relative to its benchmark.

Market and Economic Review

The twelve months ended December 31, 2008 will certainly be remembered as a pivotal year as all but a few equity and fixed income markets suffered disruption and losses. On the equity side, virtually no market finished 2008 even close to the level at which it had begun the year. For example, the broad U.S. equity market, as measured by the Standard & Poor’s (S&P) 500 Index2, lost 36.99% for the year, and the developed international markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index3, dropped 43.06%. Emerging equity markets, as measured by the MSCI EM Index, experienced even greater declines, as some credit markets practically froze and investor risk aversion reached new heights.

During the first half of the year, the primary macroeconomic focus was on inflation, as both hard and soft commodity prices soared. In the face of rapidly increasing prices for a range of products from crude oil to iron ore to palm oil, many emerging market governments kept monetary policy tight, possibly exacerbating the problems experienced during the second half of the year.

It was during the second half of the year when the full impact of the globalization materialized. In trade terms, the linkage between emerging market and developed market economies grew. Of course, the importance of domestic demand within emerging market economies increased as well, but foreign trade remained important in most emerging market economies. Financial markets were also increasingly interlinked. During the year, the positive impact of the advancement of the capital markets in emerging

EMERGING MARKETS FUND

countries, via the broadening and deepening of their domestic asset classes and local investor base, was outweighed by the reflux of developed market investors’ funds from the emerging markets. As global risk aversion heightened throughout the year, correlation between and volatility in global equity markets surged, and emerging market indices faced remarkable losses.

Further exemplifying the tight correlation among equity markets was the fact that equity returns by regions were narrowly dispersed in 2008. Latin American equities posted the best relative performance, with the MSCI EM Latin America Index4 declining 51.28% in U.S. dollar terms for the twelve month period. Colombia* (-25.10%) and Chile* (-35.37%) were among the best performing countries among all of the emerging markets. Brazil* (-56.06%) underperformed. Emerging Asia performed in line with MSCI EM Index for the annual period, with the MSCI EM Asia Index5 falling 52.77% in U.S. dollar terms. Malaysia* (-41.21%), Taiwan* (-45.88%) and Thailand* (-48.27%) were the strongest performers within the region, while India* (-64.63%) and Indonesia* (-56.20%) lagged. Of the three major regions, Emerging Europe, Middle East and Africa (EMEA) was the weakest for the period, declining 63.10% in U.S. dollar terms, as measured by the MSCI EM EMEA Index.6 The EMEA region was dragged down most by Russia* (-73.83%), which was one of the worst performing markets in 2008, driven by a collapse in oil prices, increased political interference with local capital markets, military tensions with neighboring Georgia* and massive deleveraging.

From a sector* perspective, those market segments with defensive qualities, including health care (-17.42% in U.S. dollar terms), consumer staples (-34.97%) and utilities (-41.71%) substantially outperformed the MSCI EM Index. Traditionally cyclical sectors, like industrials (-61.97%), energy (-61.14%) and basic materials (-58.73%) ended the year lagging the performance of the MSCI EM Index.

Fund Review

While both absolute and relative Fund performance was clearly disappointing, some individual holdings did perform better than others despite declines in emerging market equities. Top performers for the Fund during the annual period included several holdings within South Africa and we gradually increased the Fund’s exposure to the largest economy in Africa as the year progressed. Cape Town-based media conglomerate Naspers (2.4% of Fund net assets†) was an outstanding performer for the Fund, benefiting from its dominant pay-TV operations throughout sub-Saharan Africa as well as from various media-related investments in a variety of other emerging markets. Select holdings in the financial sector also contributed positively to the Fund’s annual performance, including South Africa’s Standard Bank (1.1% of Fund net assets†) and Peru’s Credicorp (1.5% of Fund net assets†). Fundamentals for each of these company’s domestic banking systems remained structurally sound despite challenges in the macroeconomic environment.

Further benefiting the Fund’s results were several country allocation changes we made during the year. For example, we eliminated the Fund’s allocation to Nigeria, through divesting its position in Guaranty Trust Bank (sold at yearend), which fell 66.48% for the 12 months ended December 31, 2008. Also proving beneficial to Fund performance were reductions in its exposure to India and South Korea, both of which underperformed the MSCI EM for the annual period. Similarly, increasing the Fund’s exposure to South Africa and China helped, as each of these country’s equity markets outpaced the MSCI EM for the year.

Detractors from the Fund’s annual results included a number of small- and mid-cap (“smid”) names, as global risk aversion left a negative overhang on emerging market smid-cap equities. Singapore-listed China Lifestyle Food and Beverage Group (0.9% of Fund net assets†) hurt the Fund’s performance, as the expansion of manufacturing capacity for the company’s primary line of desserts failed to generate the sales growth anticipated by its management. India’s GVK Power and Infrastructure (1.2% of Fund net assets†), a holding company with assets in several sectors including power, airports and roads, disappointed as well. Negative sentiment about the company was generated by the fact that GVK’s gas-based power plants were running at low capacities due to an irregular supply of gas. In addition, the difficult macroeconomic environment led to a cut-back in routes and increased ticket prices for low cost air carriers, suppressing consumer demand for airline travel. Such conditions consequently hindered the results of GVK’s airport assets. Several of the Fund’s holdings in Kazakhstan hurt. Kazakhstan is an economy dominated by natural resources, and thus its commodity-related companies suffered significantly from declines in energy and commodity prices during the second half of the year.

At the end of December, the Fund had an overweighted position in Emerging Asia relative to the MSCI EM at the expense of Latin America. The Fund was neutral in exposure to the EMEA region relative to the benchmark. Within each region, the Fund held an underweighted position in the equity markets of countries with relatively greater exposure to the U.S. economy, given the uncertainty surrounding the severity and length of the ongoing economic recession. Specifically, the Fund had taken

EMERGING MARKETS FUND

underweighted positions in Mexico and South Korea, due to each nation’s strong trade relations with the U.S. Conversely, the Fund had taken overweighted positions in Malaysia, Russia and Turkey for stock-specific reasons. Our Russian positions proved particularly problematic, as the unforeseen collapse in crude oil prices resulted in major disturbances in the Russian market, which as mentioned, was one of the worst performers globally for the annual period.

* * *

As we head into 2009, we do so with a mix of optimism and trepidation. Trepidation because the degree of uncertainty in global markets remained, at the end of 2008, at a high level. We do not pretend to have a clear compass that will direct us out of the global credit crunch. The sort of capital action and the massive monetary and fiscal response engendered by governments and central banks around the world is unprecedented. We are indeed facing a wide range of possible outcomes for global economies and markets.

That said, our caution toward global markets is short term in nature, and we believe the longer-term outlook for emerging markets remains attractive. Indeed, we are comforted by several factors. First and foremost, the declines of 2008 are now behind us. Second, in general terms, emerging market economies are in reasonably good shape. Many emerging market economies, for instance, benefit from current account surpluses and large foreign currency reserves. Furthermore, most emerging market countries benefit from having much lower debt-to-GDP ratios than developed nations. This is extremely important in context of the current market environment where the flow of credit to businesses and consumers is constrained. Moreover, in contrast to major developed markets, a majority of emerging market banking systems remain structurally sound and their fundamentals remain attractive. Most banks stuck to the traditional intermediation role, where they take in deposits and lend to what they perceive to be good credits. Of course, these banks may not be untouched by the troubles of derivatives and other select structures, but their business models have not relied on the sale of exotic and possibly toxic securities. Loan-to-deposit ratios are generally within normal ranges and they have the ability to lend further. To be sure, the emerging market banking sector is not all a bed of roses. For instance, the reliance of the Russian banking system on wholesale funding, rather than deposit taking, has made the situation quite difficult there.

Third, the consumer and corporate sectors in the emerging markets are significantly less leveraged than their equivalents in the developed markets. Emerging market companies, particularly in Asia, tend to have a very manageable amount of debt on their balance sheets. In fact, we have come across a number of instances where emerging market companies are sitting on piles of cash.

Fourth, at the end of 2008, sovereign debt was more manageable than in the past. There were some glaring exceptions, such as Venezuela, Ecuador and Pakistan, but those countries, in equity terms, are rather minor. Of course, it must also be stated that countries that appear to be in solid fiscal shape can rapidly deteriorate in the current environment, particularly if their budgets are dependent on high commodity prices. The dependence on oil by Russia and the Middle East are prime examples of just such a possibility.

Fifth, valuations of emerging market equities overall remain near historically low levels, and reductions in volatility and credit spreads should help stocks move higher. For investors who want to position themselves for the longer-term growth of these markets, the current valuation levels provide an opportune time to buy below historical averages.

Finally, many of the seductive secular trends, such as the growing middle classes, significant natural resources and developing capital markets are intact, even if the appeal of the asset class has, temporarily, been tarnished.

Overall, we believe that emerging economies have gone through major fundamental changes relative to crises of the past and remain well positioned to navigate through the current difficult economic conditions.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

EMERGING MARKETS FUND

We thoroughly appreciate your participation in Van Eck Emerging Markets Fund and we look forward to helping you meet your investment goals in the future.

David A. Semple
Portfolio Manager
January 22, 2009

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of December 31, 2008.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

[2]	The Standard and Poor’s (S&P) 500 Index consists of 500 leading companies in leading industries of the U.S. economy. The Index is calculated with dividends reinvested.
[3]

The MSCI EAFE Index, calculated with dividends reinvested, is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

[4]	The MSCI EM Latin America Index, calculated with dividends reinvested, is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.
[5]

The MSCI EM Asia Index, calculated with dividends reinvested, is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.

[6]

The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index, calculated with dividends reinvested, is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

EMERGING MARKETS FUND

PERFORMANCE RECORD AS OF 12/31/08 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—GBFAX

1 year	(70.02)%	(68.12)%

5 year	(2.55)%	(1.39)%

10 year	(1.39)%	(0.80)%

Life (since 12/20/93)	2.72%	3.13%

C shares—EMRCX

1 Year	(68.75)%	(68.40)%

5 year	(2.05)%	(2.05)%

Life (since 10/3/03)	0.57%	0.57%

I shares—EMRIX

1 Year	n/a	(67.82)%

Life (since 12/31/07)	n/a	(67.82)%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Net asset value (“NAV”) returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.80% / Net Expense Ratio 1.80%

For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.25% of average daily net assets.

*	C Shares: 1.00 redemption charge, first year
Gross Expense Ratio 2.49% / Net Expense Ratio 2.49%

For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.50% of average daily net assets.

*	I shares: no sales or redemption charges
Gross Expense Ratio 1.96% / Net Expense Ratio 1.16%

For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.15% of average daily net assets.

EMERGING MARKETS FUND

Geographical Weightings*
(unaudited)

Sector Breakdown**
(unaudited)

*	Percentage of net assets.
**	Percentage of total investments.
Portfolio is subject to change.

TOP TEN EQUITY HOLDINGS*
December 31, 2008 (unaudited)

KazMunaiGas Exploration Production (KMG EP)
(Kazakhstan, 3.8%)
KMG EP is the second largest oil company in Kazakhstan. The company carried out its initial public offering on the Kazakhstan Stock Exchange in September 2006. The company seeks to increase its oil production and replace reserves both through acquisitions and exploration in the longer term.

China Ecotek Corp.
(Taiwan, 3.2%)
China Ecotek provides environmental engineering services. The company plans, designs, constructs, maintains and sells incinerators, wastewater treatment systems, cogeneration plans, air pollution control systems, noise abatement projects as well as waste recycling and recovery projects.

LUKOIL
(Russia, 3.1%)
LUKOIL explores for, produces, refines, transports and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels and other petroleum products. LUKOIL operates refineries and gasoline filling stations in Russia and the U.S. The company transports oil through pipelines and petroleum products with its fleet of ships.

Petróleo Brasileiro S.A. (Petrobras)
(Brazil, 2.9%)
Petrobras explores for, produces, refines, transports and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

Cia Vale do Rio Doce (CRVD)
(Brazil, 2.7%)
CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

Tian An China Investments Co. Ltd.
(China, 2.6%)
Tian An China Investments, through its subsidiaries, develops and manages properties as well as providing agency services.

Naspers Ltd.
(South Africa, 2.4%)
Naspers is a holding company for a group of companies which operate in the electronic and print media industries. The company provides television subscription and internet services and publishes newspapers, magazines and books.

Cia Hering
(Brazil, 2.3%)
CIA Hering spins, weaves and finishes textiles to produce t-shirts, dresses, underwear, pajamas and other cotton products. The company distributes its products to affiliated apparel manufacturers under the Hering, Puc, Mafisa and Omino brand names.

EMERGING MARKETS FUND

TOP TEN EQUITY HOLDINGS*
(continued)

Taewoong Co. Ltd.
(South Korea, 2.3%)
Taewoong manufactures open die forging products that are used in the heavy industrial fields, such as petrochemical plant, shipbuilding, aviation, power plants, nuclear power plants, and industrial equipment primarily in South Korea. The company is also one of the world’s largest manufacturers of forged parts for wind energy.

KNM Group BHD
(Malaysia, 2.1%)
KNM Group is an investment holding company whose subsidiaries and associated companies are involved in integrated systems design and engineering, international procurement, manufacture of process equipment for the oil, gas, petrochemical and minerals processing industries.

*	Percentage of net assets. Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com.

PERFORMANCE COMPARISON
(unaudited)

These graphs compare a hypothetical $10,000 investment in the Emerging Markets Fund made ten years ago (Class A-GBFAX) and at inception (Class C-EMRCX and Class I-EMRIX) with a similar investment in the MSCI Emerging Markets (MSCI EM) Index.

Emerging Markets Fund-A (with sales charge)[2]
MSCI Emerging Markets Index

Average Annual Total Return 12/31/08	1 Year	5 Year	10 Year

Class A – GBFAX (w/o sales charge)	(68.12)%	(1.39)%	(0.80)%

Class A – GBFAX (with sales charge)[2]	(70.02)%	(2.55)%	(1.39)%

MSCI EM	(53.18)%	8.01%	9.31%

Emerging Markets Fund-C
MSCI Emerging Markets Index

Average Annual Total Return 12/31/08	1 Year	5 Year	Since Inception[1]

Class C – EMRCX (w/o sales charge)	(68.40)%	(2.05)%	0.57%

Class C – EMRCX (with sales charge)[3]	(68.75)%	(2.05)%	0.57%

MSCI EM	(53.18)%	8.01%	11.03%

EMERGING MARKETS FUND

PERFORMANCE COMPARISON
(unaudited)

Emerging Markets Fund-I
MSCI Emerging Markets Index

Average Annual Total Return 12/31/08	1 Year	Since Inception[1]

Class I – EMRIX (w/o sales charge)	(67.82)%	(67.82)%

MSCI EM	(53.18)%	(53.18)%

1

Inception date for the Van Eck Emerging Markets Fund was 12/20/93 (Class A), 10/3/03 (Class C) and 12/31/07 (Class I). Index returns for the Class C performance comparison are calculated as of nearest month end (9/30/03).

2	The maximum sales charge is 5.75%.
3	1.00% redemption charge taken into account on total return for one-year time period.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

All indices are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Index (MSCI EM) is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 26 emerging markets.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 to December 31, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (including contingent deferred sales charges). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008- December 31, 2008

Class A	Actual	$1,000.00	$390.80	$7.62
	Hypothetical**	$1,000.00	$1,014.18	$11.04

Class C	Actual	$1,000.00	$388.30	$10.99
	Hypothetical**	$1,000.00	$1,009.30	$15.91

Class I	Actual	$1,000.00	$393.60	$6.87
	Hypothetical**	$1,000.00	$1,015.28	$9.93

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2008) of 2.18% on Class A Shares, 3.15% on Class C Shares, and 1.96% on Class I Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

GLOBAL HARD ASSETS FUND

Dear Shareholder:

The annual period ended December 31, 2008 was one of unprecedented volatility in global equity markets, particularly for hard assets commodities. The Van Eck Global Hard Assets Fund declined 44.68% (Class A shares, excluding sales charges) for the twelve months ended December 31, 2008. Energy stocks, oil services stocks in particular, detracted most from Fund performance.

Due primarily to an overweight in coal and base metals and an underweight in integrated oil during the second half of the year, the Fund underperformed its benchmark, the Standard & Poor’s (S&P) North American Natural Resources Sector Index (SPGINRTR)1, which fell 42.55%. To compare, the S&P GSCI Total Return Index (SPGSCITR)2, which tracks commodity futures markets rather than equities, declined 46.49%. The broad equity market, as measured by the S&P 500 Index3, dropped 36.99%.

Against the backdrop of challenging market conditions, certain sub-sector allocations and individual stock selections did help overall performance. The Fund’s overweight to precious metals stocks contributed most, relatively, to its results during the annual period. During the second half of the year, our disciplined risk management indicated a move towards a greater cash position. The decision to exit certain energy-related positions avoided further losses, thus illustrating our flexible, actively managed portfolio. Going forward, we will continue to invest in a diverse basket of hard assets sub-sectors across several geographic regions, as we believe that a diversified investment style can potentially limit volatility in comparison with more narrowly focused funds over the long term.

Market and Economic Review

Energy

Within the energy sub-sector, crude oil prices declined 53.53% for the year, while natural gas prices fell 25.16%. However, as with virtually all of the sub-sectors, this masks what was unparalleled volatility during the annual period.

Having surpassed the $100 per barrel milestone in February, crude oil prices reached $145.29 per barrel on July 3, the pinnacle of the commodity’s 2008 surge. Crude oil prices were driven by strong demand in Asia and ongoing supply-side issues. Another key issue in the oil markets was the tightness of light sweet crude, which makes up approximately 27% of global production. Crude oil prices then plunged during the second half, driven by the sharp slowdown in economic activity, the fall in oil demand and global instability. Oil hit its low for the year at $33.87 per barrel on December 19. The International Energy Authority stated that global oil demand shrunk in 2008 for the first time since 1983. Crude oil prices jumped toward the end of December after the government reported a smaller-than-expected gain in U.S. fuel supplies, Middle East tension heightened with the conflict in Gaza and Russia threatened to cut natural gas supplies to Ukraine. However, crude oil prices still ended the year at $44.60 per barrel, the lowest levels seen since 2004.

Natural gas prices surged during the first half of the year, primarily due to undersupplied gas markets, major exploration discoveries, strong overseas market demand, particularly from Asia, and liquid natural gas project delays. Natural gas prices then fell given the economic crisis, tightening fundamentals and hurricane-related supply disruptions.

Similarly, coal prices rose during the first half of the year as fundamentals in the market remained tight. However, coal prices dropped significantly during the second half on the weakening economy, low steel utilization, supply/demand issues and unwinding by hedge funds of their leveraged commodities positions.

On the equity side, oil services stocks were down 59.48% for the year, as measured by the Philadelphia Oil Services Index (OSX)4. Coal stocks, as measured by the Stowe Coal Index,5 declined 64.60% for the annual period. Major oil companies, as measured by the Amex Oil Index (XOI),6 and natural gas stocks, as measured by the Amex Natural Gas Index (XNG),7 dropped a comparatively more modest 35.48% and 33.54%, respectively, for the twelve months ended December 31, 2008.

Precious Metals

Gold was one of the few asset classes—and the only notable hard assets commodity—to add value in 2008. For the twelve month period, gold bullion prices advanced $48.13 per ounce, or 5.77%, to close on December 31, 2008 at $882.05. Although gold bullion prices completed their eighth straight annual gain, 2008 saw significant ups and downs for the precious metal. Gold reached an all-time high of $1,032.70 per ounce in March. This was followed by several months of consolidation in the $850 to $950 per ounce range, before gold became heavily sold with the onset of the worst phase of the credit crisis so far. Gold reached its low for the year at $682.41 per ounce in October, and then subsequently rallied in the last months of 2008, rising $200 per ounce from its October lows. After four months of strength, the U.S. Dollar Index (DXY)8 fell precipitously leading up to and following the December 16 Federal Reserve Board decision to drop the targeted federal funds rate to a 0% to 0.25% range. As is often the case, dollar weakness translated to strength in the gold market.

GLOBAL HARD ASSETS FUND

Other precious metals did not shine as brightly. Having reached all-time highs in March 2008, platinum prices fell 38.76% for the year, while silver prices declined 23.01%.

While the gold bullion market was subdued by forced selling, gold shares suffered relentlessly, as valuations relative to the gold bullion price plummeted to lows never seen before. At one point, the NYSE Arca Gold Miners Index (GDM),9 was down as much as 64% year-to-date. Fortunately, gold shares, like the precious metal, had strong year-end performance that enabled the GDM to cut its losses for the year to -26.33%. The Philadelphia Gold and Silver Index (XAU)10 declined 27.73% for the annual period.

Base and Industrial Metals

Among base and industrial metals, there was considerable disparity in performance during the first half of the year. Early in the year, power cuts to smelters in China and South Africa caused production to decrease and the price of aluminum to increase. Copper and nickel prices also gained ground, while zinc prices declined. During the second quarter, copper, aluminum and tin prices rose, but lead, nickel and zinc prices declined. Virtually all base and industrial metals prices dropped during the second half of the year, feeling the effects of a slower economy in general, grim news concerning housing starts and slower demand growth in China, a major user of these metals.

For the annual period, copper prices declined 54.01%, zinc prices fell 49.03%, aluminum prices dropped 36.07%, nickel prices declined 55.51% and lead prices decreased 60.82%. The S&P GSCI Industrial Metals Index11 was down 49.02% for the year.

Agriculture

During the first half of the year, agricultural commodities prices were driven materially higher as unexpectedly low inventories and poor weather conditions in China affected supply and pricing. Meanwhile, demand for agriculture remained healthy. By September, however, the decline in crude oil prices began to impact the agricultural markets, as support for heightened prices was diminished. The credit crisis also led to weakened global demand. Wheat prices were down 30.85% for the year, but soybean prices were down a more modest 18.93% and corn prices fell just 11.66% in 2008. Some agricultural commodities showed gains. Cocoa prices jumped 31%, and rough rice prices gained 13% for the year.

Fund Review

Energy Holdings

The Fund began 2008 with a 59.4% allocation to energy and ended the year with a 57.6% allocation. During the first half of the year, the Fund’s energy positions performed extremely well, enabling the Fund to benefit from quite a bit of profit taking through July. However, given the severity of the market downturn during the second half of the year, as stated earlier, this sub-sector ultimately detracted most from the Fund’s relative returns for the year.

As oil prices fell, oilfield services companies suffered the most. Fund holdings in McDermott International and National Oilwell Varco (sold at yearend and 2.4%, respectively, of Fund net assets†) were among the biggest detractors from Fund performance. Oil services firms Transocean (2.5% of Fund net assets†) and Schlumberger (2.4% of Fund net assets†) performed poorly as well. Integrated oil and gas companies and energy exploration companies also fared poorly given the economic and underlying commodity price downturn. Among these, Frontier Oil, Hess, Petroleo Brasileiro and Petrohawk Energy (1.0%, 1.7%, 2.0% and 2.4% of Fund net assets, respectively†) detracted from the Fund’s results most.

Coal companies, several of which had been top performers during the first half of the annual period, also struggled for the year as a whole, as coal prices dropped significantly during the second half. Within this area, U.S. metallurgical coal producers Walter Industries (sold at yearend) and Alpha Natural Resources (1.2% of Fund net assets†) detracted most.

There were some bright spots amid the Fund’s energy holdings. During the fourth quarter, the Fund purchased shares of integrated oil company ExxonMobil and oil services company Pride International (4.9% and 0.5% of Fund net assets, respectively†). Both of these holdings were net positive contributors to the Fund for the year, based on their solid results during the yearend rally. Oil services company FMC Technologies (sold during the second quarter) and coal company Exxaro Resources (sold at yearend) also contributed positively to the Fund’s annual results.

Precious Metals Holdings

Overall, precious metals was the best performing sub-sector for the Fund in 2008. The Fund started the year with an 11.4% precious metals allocation and ended the year with a 16.3% allocation.

Notable contributors to the Fund’s annual results included four medium- to large-cap stocks—the U.K.’s Randgold Resources (3.7% of Fund net assets†) and Canada’s Kinross Gold (5.1% of Fund net assets†), Agnico-Eagle Mines (4.9% of Fund net assets†) and Goldcorp (1.8% of Fund net

GLOBAL HARD ASSETS FUND

assets†). Common themes among these companies were good operating managements with attractive growth prospects. All four were able to increase production during 2008, which is exceptional in an industry that has seen several years of production declines.

Although strong during the first half of the year, small-cap, or junior-mining companies underperformed for the annual period overall, given that they are generally not as liquid as their larger-cap counterparts and tend to rely more on the capital markets for funding. Australian gold miner Lihir Gold (sold at yearend) was a drag on the Fund’s annual performance, with its share price declining substantially despite the rise in gold bullion prices. Among other precious metals producers, the Fund’s holdings in South Africa’s Impala Platinum Holdings (sold at yearend) and Canada’s Silver Wheaton (0.3% of Fund net assets†) detracted.

Base and Industrial Metals Holdings

The Fund’s allocation to the base and industrial metals group decreased from 11.1% at yearend 2007 to 8.9% at yearend 2008.

Still, the Fund benefited from certain select holdings in this space. Established during the fourth quarter, the Fund’s position in Steel Dynamics (0.5% of Fund net assets†), the U.S.’ fifth largest producer of carbon steel products, contributed positively to its annual results. Australia’s Iluka Resources (sold at yearend), a major participant in the global mineral sands industry, was also a notable positive contributor. Other positive contributors to the Fund’s results were two U.K. diversified metals producers—Anglo American and Eurasian Natural Resources (both sold at yearend).

The biggest detractors from performance within the sub-sector included Xstrata (0.9% of Fund net assets†) and BHP Billiton (3.7% of Fund net assets†), both U.K. companies. Compania Vale do Rio Doce’s (sold at yearend) $90 billion bid to acquire Xstrata and become the world’s biggest mining company was shelved toward the end of the period because of the economic turn of fortune. BHP Billiton’s share price rebounded toward yearend, but lost ground for the year, another merger and acquisition casualty of the economic downturn. A position in steel company ArcelorMittal (sold at yearend) also detracted materially from the Fund’s results.

Agriculture Holdings

Agricultural product companies continued to garner attention throughout 2008, as the “soft asset” commodity sub-sector declined less than many of its hard asset counterparts. The Fund held a 1.8% allocation to agricultural holdings at the end of December 2008, represented by its position in Tyson Foods (1.8% of Fund net assets†). We also held a position in global agricultural products provider Monsanto for most of the year, selling the Fund’s position in December. Both of these U.S. companies detracted modestly from Fund performance for the year.

* * *

The Global Hard Assets Fund offers a diversified approach to natural resource investing and has the ability to search out the most attractive opportunities from around the globe. While there is no question that the absolute performance of the Fund was most disappointing, to say the least, we do believe that 2008 results should be taken in a broad context. We acknowledged in June that gathering headwinds suggested a cyclical retrenchment during the second half of the year. Admittedly, no one, including us, anticipated the extent of that retrenchment.

That said, we, as always, assess the risk/reward potential of the Fund’s investments with a long-term perspective. We believe that sensational value has been created in the hard assets equity sectors by the dramatic price falls. At the end of December, many companies were trading below book value, had little or no net debt and had positive free cash flow. There may well continue to be considerable headwinds ahead in the form of earnings/cash flow downgrades, further macroeconomic weakness, ongoing liquidity concerns and poor investor sentiment. Historically, downward momentum wins the battle in the short term. However, over the medium to longer term, forces are shaping up to be positive for the commodity complex and thus we remain constructive in our view.

First, it appears to us that the stimulus programs introduced by several developed nations will be inflationary. The key issue here is one of timing, but we expect additional stimulus to be implemented, led by the new U.S. presidential administration, and we expect that additional stimulus to focus not just on the financial institutions themselves but on the real economy. Second, China, a key driver of commodity pricing, changed policy during the third quarter of 2008, so that it, too, was more focused on stimulative measures. Third, the credit crisis has rationed credit, which will likely result in less supply to commodity markets in coming months and years via project cancellations and postponements. There is also evidence that supply could contract via production cuts by oil-producing countries, mining companies and steel mills, which might put a floor on prices. While demand may well continue to decline over the months ahead, when the global economic recovery does come and demand does revive, having less supply should speed up the turnaround for the hard assets sector.

GLOBAL HARD ASSETS FUND

As we wait for signs of improvement, we intend over the months ahead to seek to take advantage of stock-specific buying opportunities created by market weakness. We intend to look for select companies where we believe valuation declines have been overdone or where a sustainable competitive advantage positions such companies to take advantage of current market conditions. Our goal, as always, will be to use in-depth, bottom-up analysis of fundamentals and market performance across the globe to find undervalued companies with quality assets, strong balance sheets, attractive long-term growth potential and, more importantly than ever in our opinion, experienced management teams.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in Van Eck Global Hard Asset Fund and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Derek S. van Eck	Charles T. Cameron	Joseph M. Foster
Chief Investment Officer

Samuel R. Halpert	Geoffrey R. King	Gregory F. Krenzer

Edward W. Mitby	Charl P. de M. Malan	Shawn Reynolds

January 30, 2009

GLOBAL HARD ASSETS FUND

†

All Fund assets referenced related to geographic weightings and company weightings are Total Net Assets as of December 31, 2008; Fund assets referenced related to sector weightings are Total Net Investments as of December 31, 2008.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The S&P North American Natural Resources Sector Index (SPGINRTR) is calculated with dividends reinvested. The Index includes mining, energy, paper and forest products, and plantation-owning companies.
[2]

The S&P GSCI Total Return Index (SPGSCITR), calculated with dividends reinvested, is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures.

[3]	The Standard and Poor’s (S&P) 500 Index, calculated with dividends reinvested, consists of 500 leading companies in leading industries of the U.S. economy.
[4]

The Philadelphia Oil Service Index (OSX), calculated with dividends reinvested, is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

[5]

The Stowe Coal IndexSM is intended to give investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

[6]

The Amex Oil Index (XOI), calculated with dividends reinvested, is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production, and development of petroleum.

[7]

The Amex Natural Gas Index (XNG), calculated with dividends reinvested, is an equal-dollar weighted index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

[8]	The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.
[9]	NYSE Arca Gold Miners (GDM) Index, calculated with dividends reinvested, is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.
[10]

The Philadelphia Stock Exchange Gold and Silver Index (XAU), calculated with dividends reinvested, is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.

[11]

The S&P GSCI Industrial Metals Index measures performance of the industrial metals sub-sector of the S&P GSCI Total Return Index (SPGSCITR), which is calculated with dividends reinvested. The SPGSCITR is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.

PERFORMANCE RECORD AS OF 12/31/08 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—GHAAX

1 year	(47.86)%	(44.68)%

5 year	10.79%	12.11%

10 year	11.42%	12.08%

Life (since 11/2/94)	10.18%	10.65%

C shares—GHACX

1 Year	(45.67)%	(45.12)%

5 year	11.35%	11.35%

10 year	11.26%	11.26%

Life (since 11/2/94)	10.03%	10.03%

I shares—GHAIX

1 Year	n/a	(44.51)%

Life (since 5/1/06)	n/a	(8.08)%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Net asset value (“NAV”) returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

GLOBAL HARD ASSETS FUND

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.46% / Net Expense Ratio 1.46%

For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.50% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to Acquired Fund Fees and Expenses (“AFFE”), which are indirect expenses incurred by the Fund through its investments in underlying funds.

*	C Shares: 1.00 redemption charge, first year
Gross Expense Ratio 2.20% / Net Expense Ratio 2.20%

For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 2.50% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

*	I shares: no sales or redemption charges
Gross Expense Ratio 1.17% / Net Expense Ratio 1.00%

For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 1.00% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

Geographical Weightings*
(unaudited)

Sector Breakdown**
(unaudited)

*	Percentage of net assets.
**	Percentage of total investments.
Portfolio is subject to change.

GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*
December 31, 2008 (unaudited)

Kinross Gold Corp.
(Canada, 5.1%)
Kinross Gold is involved in the exploration, development and production of gold in countries around the world. The company currently has operations in Canada, the United States, Central America, South America, Africa, Australia and the Russian Far East.

ExxonMobil Corp.
(U.S., 4.9%)
ExxonMobil operates petroleum and petrochemicals businesses on a worldwide basis. The company’s operations include exploration and production of oil and gas, electric power generation, and coal and minerals operations. ExxonMobil also manufactures and markets fuels, lubricants and chemicals.

Agnico-Eagle Mines Ltd.
(Canada, 4.9%)
Agnico-Eagle Mines is a gold producer with operations primarily in Quebec, Canada. The company also conducts exploration and development activities in Ontario, Canada and Nevada in the United States. Agnico-Eagle’s gold production is primarily from underground mining operations.

XTO Energy, Inc.
(U.S., 4.4%)
XTO Energy is a natural gas producer that acquires, exploits and develops long-lived oil and gas properties. The company’s properties are all located in the U.S., concentrated in Texas, Oklahoma, Kansas, New Mexico, Colorado, Arkansas, Wyoming, Louisiana and Alaska.

Anadarko Petroleum Corp.
(U.S., 4.3%)
Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, and has production in China and a development project in Brazil. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

SPDR Gold Trust
(U.S., 3.8%)
SPDR Gold Trust is an investment fund whose objective is for its shares to reflect the performance of the price of gold bullion, less the Trust’s expenses.

BHP Billiton PLC
(United Kingdom. 3.7%)
BHP Billiton is an international resources company. The company’s principal business lines are mineral exploration and production, including coal, iron ore, gold, titanium, ferroalloys, nickel and copper concentrate, as well as petroleum exploration, production and refining

Occidental Petroleum Corp.
(U.S., 3.7%)
Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer and ethylene dichloride as well as specialty chemicals. Occidental also has an interest in petrochemicals.

Randgold Resources Ltd.
(United Kingdom, 3.7%)
Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing underperforming gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

Nucor Corp.
(U.S., 3.5%)
Nucor is engaged in the manufacture and sale of steel and steel products, with operating facilities primarily in the U.S. and Canada. The company operates in two business segments: steel mills and steel products. Nucor is also North America’s largest recycler.

*	Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON
(unaudited)

These graphs compare a hypothetical $10,000 investment in the Global Hard Assets Fund made ten years ago (Class A-GHAAX and Class C-GHACX) and at inception (Class I-GHAIX) with a similar investment in the S&P North American Natural Resources Sector (SPGINRTR) Index and the Standard & Poor’s 500 (S&P 500) Index.

Global Hard Assets Fund-A (with sales charge)[2]
S&P North American Natural Resources Sector Index
S&P 500 Index

Average Annual Total Return 12/31/08	1 Year	5 Year	10 Year

Class A – GHAAX (w/o sales charge)	(44.68)%	12.11%	12.08%

Class A – GHAAX (with sales charge)[2]	(47.86)%	10.79%	11.42%

SPGINRTR	(42.55)%	8.95%	8.36%

S&P 500	(36.99)%	(2.19)%	(1.38)%

Global Hard Assets Fund-C3
S&P North American Natural Resources Sector Index
S&P 500 Index

Average Annual Total Return 12/31/08	1 Year	5 Year	10 Year

Class C – GHACX (w/o sales charge)	(45.12)%	11.35%	11.26%

Class C – GHACX (with sales charge)[3]	(45.67)%	11.35%	11.26%

SPGINRTR	(42.55)%	8.95%	8.36%

S&P 500	(36.99)%	(2.19)%	(1.38)%

Global Hard Assets Fund-I
S&P North American Natural Resources Sector Index
S&P 500 Index

Average Annual Total Return 12/31/08	1 Year	Since Inception[1]

Class I – GHAIX	(44.51)%	(8.08)%

SPGINRTR	(42.55)%	(9.04)%

S&P 500	(36.99)%	(11.14)%

[1]	Inception date for the Van Eck Global Hard Assets Fund was 11/2/94 (Class A and Class C) and 5/1/06 (Class I).
[2]	The maximum sales charge is 5.75%.
[3]	1.00% redemption charge taken into account on total return for one-year time period.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P North American Natural Resources Sector Index (SPGINRTR) is calculated with dividends reinvested. The Index includes mining, energy, paper and forest products, and plantation-owning companies.

The Standard and Poor’s 500 (S&P 500) Index, calculated with dividends reinvested, consists of 500 leading companies in leading industries of the U.S. economy.

GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 to December 31, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (including contingent deferred sales charges). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008- December 31, 2008

Class A	Actual	$1,000.00	$449.80	$5.69
	Hypothetical**	$1,000.00	$1,017.09	$7.91

Class C	Actual	$1,000.00	$447.90	$8.55
	Hypothetical**	$1,000.00	$1,013.32	$11.89

Class I	Actual	$1,000.00	$450.40	$3.68
	Hypothetical**	$1,000.00	$1,020.06	$5.13

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2008) of 1.56% on Class A Shares, 2.35% on Class C Shares and 1.01% on Class I Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

INTERNATIONAL INVESTORS GOLD FUND

Dear Shareholder:

The Van Eck International Investors Gold Fund decreased 29.03% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2008. Due primarily to individual stock selection, the Fund marginally underperformed its benchmarks, the Philadelphia Stock Exchange Gold and Silver (XAU) Index,1 which fell 27.73%, and NYSE Arca Gold Miners (GDM) Index2, which lost 26.33%, for the same period. Notably, the Fund outpaced the general equity market, as measured by the 36.99% decline in the S&P 500 Index.3

Given the absolute losses experienced by the Fund, it may be limited solace to note that gold-related assets outperformed more traditional financial markets in seven of the last eight years—including 2008. But even though gold shares were heavily impacted by crisis selling during the annual period, and thus significantly underperformed the underlying metal, its outperformance of the broad financial markets is a testament to the attractive qualities enduring in gold-related investments.

Gold bullion was one of the few asset classes to add value in 2008. For the twelve-month period, gold bullion prices advanced $48.13 per ounce, or 5.77%, to close on December 31, 2008 at $882.05. While gold bullion prices completed their eighth straight annual gain, this masks what was a year with significant ups and downs for the precious metal. Gold reached an all-time high of $1,032.70 per ounce in March. This was followed by several months of consolidation in the $850 to $950 per ounce range, before gold became heavily sold with the onset of the worst phase of the credit crisis so far. Gold reached its low for the year at $682.41 per ounce in October, subsequently rallying in the last months of 2008.

Market and Economic Review

Action in the gold market during 2008 can be divided into two periods with starkly different drivers. The first period lasted into mid-July when the gold market behaved more or less as expected and seemed to trade on fundamentals. As mentioned, gold bullion prices rose to an all-time high of $1,032.70 per ounce in March, as risks associated with the subprime mortgage crisis built, culminating with the collapse of Bear Stearns. The markets calmed, as the Federal Reserve Board (the “Fed”) engineered a buyout of Bear Stearns. Gold settled into a consolidating trend, as the summer months of weak fabrication demand approached. Gold then rallied to $988 per ounce in July, looking as if it was forming a normal seasonal pattern of strength as the fall buying season approached.

Beginning in mid-July, when the financial world embarked on a change for the worse that continues into 2009, fundamental patterns failed to apply.

INTERNATIONAL INVESTORS GOLD FUND

Fearing a complete collapse of the financial system, the Bush administration and the U.S. Treasury Department proposed plans, which were quickly passed by Congress. The rescue of mortgage behemoths Fannie Mae and Freddie Mac were the first of a well-documented list of major financial institutions to fail or nearly fail during the second half of the year. Credit markets seized up and continued to require government support to function. Many market watchers, ourselves included, expected gold to move to new highs amid the greatest financial calamity since the Great Depression. Instead, gold prices declined as markets tumbled, triggering margin calls, redemptions, flights to cash and deleveraging as credit dried up. Gold was apparently being used as a liquid source of funding. Also weighing on gold was the surprising strength of the U.S. dollar during these months, driven by the flight to the relative safety of U.S. Treasury securities, the unwinding of carry trades4 and the repatriation of funds from emerging markets.

The gold market exhibited great year-end strength, rising $200 per ounce from its October lows to finish the year at $882.05 per ounce. After four months of strength, the U.S. Dollar Index (DXY)5 fell precipitously leading up to and following the December 16 Fed decision to drop the targeted federal funds rate to a 0% to 0.25% range. Without the ability to cut interest rates further, the Fed may need to rely on unconventional means to stimulate the economy, such as the purchase of financial assets through quantitative easing—essentially printing money to buy Treasury securities, bonds or other instruments. As is often the case, dollar weakness translated to strength in the gold market.

It does need to be noted that due to weakening economies and higher year-end gold bullion prices, anecdotal reports indicate that fourth quarter jewelry demand will probably be weak following a strong third quarter. Middle Eastern and Asian consumers curtailed their gold purchases in the last months of the year. Meanwhile, investment demand for coins and bars remained strong, as shown by the stiff premiums being paid for physical gold. Also, central bank gold agreement sales were running well below levels seen in the past. For the current fiscal year that began on October 1, central bank sales were on track to fall below 200 tonnes, compared with 357 tonnes in fiscal year 2008 and 475 tonnes in fiscal year 2007.

While the gold bullion market was subdued by forced selling, gold shares suffered relentlessly as valuations relative to the gold bullion price plummeted to lows never seen before. At one point, GDM was down as much as 64% year-to-date. Gold shares, like the precious metal, had a strong year-end performance that enabled GDM to cut its losses for the year to -26.33%.

Fund Review

The Fund maintained significantly overweighted positions in four medium- to large-cap stocks that totaled 36.3% of the Fund’s net assets at December 31, 2008 —the U.K.’s Randgold Resources (9.2% of Fund net assets†) and Canada’s Kinross Gold (9.1% of Fund net assets†), Agnico-Eagle Mines (9.2% of Fund net assets†) and Goldcorp (8.7% of Fund net assets†). Each of these companies outperformed both of the Fund’s benchmarks during the annual period, with returns ranging from -6.55% to +18.58%. Common themes among these companies were good operating managements with attractive growth prospects. All four were able to increase production during 2008, which is exceptional in an industry that has seen several years of production declines. Randgold Resources operates exclusively in West Africa, where it has developed the experience and expertise to manage large operations. The others are focused mainly in the Americas, although Kinross Gold is also one of the few to successfully operate in Russia. During the annual period, Kupol became the third mine Kinross Gold has developed there.

Offsetting the favorable performance of the Fund’s largest positions was the poor performance of many of our small-cap positions, which totaled 20.3% of the Fund’s net assets at yearend. Small-cap gold stocks underperformed during the annual period, as indicated by the 49.3% decline in the BMO Nesbitt Burns Small Cap Gold and Precious Metals Index.6 Small-cap, or junior, companies are generally not as liquid as their larger-cap counterparts and tend to rely more on the capital markets for funding. Consequently, these companies suffered the most as a result of the redemptions, margin calls and liquidation associated with the 2008 credit crisis. We continued to hold the small-cap positions in the Fund’s portfolio as we believe the companies are well positioned to weather an extended crisis period without tapping the capital markets. At the end of the annual period, we regarded many of the juniors in the Fund’s portfolio as takeover candidates for the larger gold producers. Indeed, during 2008, seven of the small-cap companies in the Fund’s portfolio—with projects in Ecuador, Brazil, Canada, Burkina Faso and Mexico—were taken over or merged with other companies in deals completed at a premium to market pricing. This helped offset some of the segment’s disappointing performance.

Late in the annual period, we established several Fund positions in South African gold stocks, a strategy implemented for the first time in several years. These companies have been through a difficult period of cost inflation and operating miscues that caused us to view them as oversold. Also, in their favor, the South African gold producers have no significant exposure to base metals credits and are expected to generate improving

INTERNATIONAL INVESTORS GOLD FUND

cash flow. While they do not have the growth potential of the Fund’s top holdings, we expect these South African gold producers to perform well in a rising gold price environment given their operating and resource leverage.

* * *

The positive year-end performance of both gold bullion and gold shares, coupled with the associated U.S. dollar weakness, could, in our view, be signaling an end to the extraordinary selling pressure seen during the second half of 2008. Several other macroeconomic, financial and political factors give us reason to be constructive in our view ahead.

First, as evidence of the severity of the current recession, many economic indicators at the end of 2008 surpassed multi-decade or all-time lows. Household net worth saw a double-digit monthly decline in November for the first time since records began in 1952. Ten percent of homeowners were in foreclosure or had fallen behind on their mortgage payments, the most since the Great Depression. Housing starts fell to the lowest pace on record going back to 1959. Auto sales had their worst month since 1982. Retailers reported their worst same-store sales declines since 1969. The ISM manufacturing index was at its lowest level since 1980. Payrolls fell by the most since 1974 and the broadest measure of unemployment by the U.S. Bureau of Labor Statistics reached an all-time high of 12.5%. The rest of the world has followed the U.S. into recession, as global figures indicate. European PMI (Purchasing Managers’ Index) manufacturing fell to a record low. Japanese exports saw their biggest drop on record. India posted its first decline in industrial production in 14 years. The International Monetary Fund (IMF) estimated that 16 of 17 countries surveyed were experiencing financial stress. Clearly, at yearend, the global economy was in the process of transitioning from one driven by excessive and unprecedented levels of credit creation to one that is sustained by lower debt levels that are more in line with historic norms. In the process, a vicious cycle had begun in which the credit contraction led to demand destruction and job loss. Furthermore, confidence in the financial system and the ability of governments to craft solutions to myriad problems had eroded considerably.

Second, government policies were aimed at arresting this vicious cycle in an effort to avoid a prolonged economic downturn like Japan experienced in the 1990s. It has become apparent that the United States is still the principal driver of the global economy, yet the U.S. lacks several advantages Japan had during its recession. Japan was unable to shake its economic malaise even though it was a creditor nation, maintained a high savings rate and was aided by strong global growth. Even more worrisome is a scenario like that of the 1930s. Academic studies suggest that, even with the very best policies, Gross Domestic Product (GDP) in the U.S. might have contracted in total by about 6% in the early 1930s. The early part of that decade saw over 1,300 bank closures and first mortgage defaults of 44%. While measures taken in 2008 seem likely to avoid such severity, the unconventional fiscal and monetary policies recently adopted have hardly ever been used, are poorly understood, and may lead to unintended or undesirable consequences.

Third, looking at the fiscal side, the incoming Obama administration and Congress are expected to pass a combination of spending programs and tax cuts that total between $800 billion and $1.2 trillion over the next two years. However, the Bush tax rebates of 2008 seem to have done little to mitigate the economic downturn. Spending programs being considered by the incoming administration include the rebuilding or expanding of infrastructure, energy efficiency programs, school building repairs, broadband expansion and digitized health records. Such spending will create jobs, but probably will do little to create wealth or promote lasting economic growth. History tells us that public works are usually less productive than the foregone private investment. This spending, along with the U.S. Treasury’s $700 billion Troubled Assets Relief Program (TARP), will undoubtedly cause a meteoric rise in federal debt levels at the same time tax receipts are falling and state and local governments are rapidly running out of money. Ironically, excessive leverage in the private sector is now being supplanted by excessive leverage in the public sector.

On the monetary side, the U.S. government appears prepared to lend over $7 trillion to troubled industries and foreign governments, which includes $2.8 trillion already tapped by financial institutions. Assets on the Fed’s balance sheet have grown from $800 million to $2.3 trillion and are rising limitlessly. Statements by the Fed indicate that it can expand its balance sheet to whatever levels are required to stabilize the financial markets, if they can indeed be stabilized.

Most of the U.S. government’s efforts to resolve the credit crisis involve either printing money or increasing public indebtedness. It is likely that the current recession will be longer than average, especially since it is still difficult to forecast any improvements in the housing market. It is also unlikely that global growth will return to pre-crisis levels when growth was driven by excessive credit creation. A prolonged recession and lower long-term growth would make it difficult to generate enough tax revenue to reduce the public debt. There is a risk that a point is reached whereby the U.S. government is seen as less credit-worthy and foreigners demand higher rates or invest elsewhere. There is also the possibility that without sufficient tax revenue, some of the U.S. Treasury’s debt will be monetized, whereby the Fed creates money to buy Treasury securities. Looking further ahead, as this grand monetary and fiscal experiment unfolds and as the world emerges from recession, it is unknown whether the authorities will be able or willing to withdraw the massive liquidity currently being pumped into the system. The seeds of an inflationary cycle may have already been planted.

INTERNATIONAL INVESTORS GOLD FUND

One of the key questions ahead is—while demand for U.S. dollars has been high during the crisis, once credit markets return to normal, will foreigners be willing to continue to hold dollars after trillions have been created? A U.S. dollar collapse cannot be ruled out, and other governments around the globe, including those of England, Australia, China, Brazil, India and Russia, are taking similar policy measures to prop up their economies. This risks a broad erosion of confidence in paper currencies.

The confluence of all of these factors highlights the fact that the level of financial and economic risk and uncertainty has never been higher during most of our lifetimes. The government’s response may be appropriate, but also carries the potential to exacerbate the crisis or create unintended consequences. Such risks may persist into the next decade.

What all of this means for the gold market is that for many, gold acts as a hedge against financial stress and remains a sound form of currency that cannot be created by government fiat and that carries no counterparty risk. Shortages of gold coins and small gold bars during 2008, along with record levels of gold held in exchange-traded funds, demonstrate that there remains a significant investment demand for physical gold.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in Van Eck International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future. We maintain our belief that the fundamental drivers of precious metals remain strong and that an allocation to precious metals markets within a diversified long-term portfolio can add the potential for both lower risk and enhanced return.

Investment Team Members:

Joseph M. Foster	Charl P. de M. Malan

January 22, 2009

†	All Fund assets referenced are Total Net Assets as of December 31, 2008.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1	The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index that includes the leading companies involved in the mining of gold.

2	The NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

3	The Standard and Poor’s (S&P) 500 Index consists of 500 leading companies in leading industries of the U.S. economy. The Index is calculated with dividends reinvested.

4

A currency “carry trade” is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates, which can often be substantial, depending on the amount of leverage the investor chooses to use.

5	The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

6

The BMO Nesbitt Burns Small Cap Gold and Precious Metals Index includes 39 gold and precious metals stocks with a total market capitalization of approximately $24 billion. It is a sub-index of the BMO Nesbitt Burns Small Cap Index. The median and mean market capitalizations of the sub-index were approximately $509 million and $613 million, respectively.

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE RECORD AS OF 12/31/08 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares-INIVX

1 year	(33.11)%	(29.03)%

5 year	9.14%	10.44%

10 year	13.36%	14.03%

Life (since 2/10/56)	10.01%	10.14%

C shares-IIGCX

1 Year	(30.21)%	(29.54)%

5 year	9.75%	9.75%

Life (since 10/3/03)	14.05%	14.05%

I shares-INIIX

1 Year	n/a	(18.02)%

Life (since 10/2/06)	n/a	9.39%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Net asset value (“NAV”) returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.45% / Net Expense Ratio 1.45%

For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.60% of average daily net assets.

*	C Shares: 1.00 redemption charge, first year
Gross Expense Ratio 2.20% / Net Expense Ratio 2.20%

For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.50% of average daily net assets.

*	I shares: no sales or redemption charges
Gross Expense Ratio 1.17% / Net Expense Ratio 1.00%

For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.00% of average daily net assets.

INTERNATIONAL INVESTORS GOLD FUND

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

*	Percentage of net assets.
**	Percentage of total investments.
Portfolio is subject to change.

TOP TEN EQUITY HOLDINGS*
December 31, 2008* (unaudited)

Randgold Resources Ltd.
(United Kingdom, 9.2%)

Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing underperforming gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

Agnico-Eagle Mines Ltd.
(Canada, 9.2%)

Agnico-Eagle Mines is a gold producer with operations primarily in Quebec, Canada. The company also conducts exploration and development activities in Ontario, Canada and Nevada in the United States. Agnico-Eagle’s gold production is primarily from underground mining operations.

Kinross Gold Corp.
(Canada, 9.1%)

Kinross Gold is involved in the exploration, development and production of gold in countries around the world. The company currently has operations in Canada, the United States, Central America, South America, Africa, Australia and the Russian Far East.

Goldcorp, Inc.
(Canada, 8.7%)

Goldcorp is a North American gold producer. The company owns a gold mine located in the U.S.’ South Dakota and has industrial mineral operations in Saskatchewan, Canada. Goldcorp also owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Barrick Gold Corp.
(Canada, 4.7%)
Barrick Gold is an international gold company with operating mines and development projects in the United States, Canada, South America, Australia and Africa.

Lihir Gold Ltd.
(Australia, 4.6%)

Lihir Gold explores for and develops gold at the open pit Lihir Project on Lihir Island in the New Ireland Province of Papua New Guinea. The company’s exploration projects include Minifie and Lienetz. In addition, the company explores for oxide and sulphide ores.

Newcrest Mining Ltd.
(Australia, 4.3%)

Newcrest Mining is a gold mining, exploration and production company. The company’s exploration projects include Telfer and Boddington, which are located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

IAMGOLD Corp.
(Canada, 3.8%)

IAMGOLD explores and develops mineral properties. The company’s principal asset is a gold mine in Mali, West Africa. IAMGOLD is also conducting exploration in other West African countries, Brazil, Argentina, and Ecuador.

INTERNATIONAL INVESTORS GOLD FUND

SPDR Gold Trust
(U.S., 3.5%)
SPDR Gold Trust is an investment fund whose objective is for its shares to reflect the performance of the price of gold bullion, less the Trust’s expenses.

Yamana Gold, Inc.
(Canada, 3.4%)
Yamana Gold is an intermediate gold producer with production, development stage and exploration properties throughout Brazil. The company also holds gold exploration properties in Argentina.

*Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

PERFORMANCE COMPARISON
(unaudited)

These graphs compare a hypothetical $10,000 investment in the International Investors Gold Fund made ten years ago (Class A-INIVX) and at inception (Class C-IIGCX and Class I-INIIX) with a similar investment in NYSE Arca Gold Miners Index (GDM) and Philadelphia Stock Exchange Gold and Silver (XAU) Index.

International Investors Gold Fund-A (with sales charge)[2]
NYSE Arca Gold Miners Index
Philadelphia Stock Exchange Gold & Silver Index

Average Annual Total Return 12/31/08	1 Year	5 Year	10 Year

Class A — INIVX (w/o sales charge)	(29.03)%	10.44%	14.03%

Class A — INIVX (with sales charge)[2]	(33.11)%	9.14%	13.36%

GDM	(26.33)%	4.81%	13.14%

XAU	(27.73)%	3.79%	8.23%

International Investors Gold Fund-C
NYSE Arca Gold Miners Index
Philadelphia Stock Exchange Gold & Silver Index

Average Annual Total Return 12/31/08	1 Year	5 Year	Since Inception[1]

Class C — IIGCX (w/o sales charge)	(29.54)%	9.75%	14.05%

Class C — IIGCX (with sales charge)[3]	(30.21)%	9.75%	14.05%

GDM	(26.33)%	4.81%	8.97%

XAU	(27.73)%	3.79%	7.19%

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON
(unaudited)

International Investors Gold Fund-I
NYSE Arca Gold Miners Index
Philadelphia Stock Exchange Gold & Silver Index

Average Annual Total Return 12/31/08	1 Year	Since Inception[1]

Class I — INIIX	(18.02)%	9.39%

GDM	(26.33)%	(1.20)%

XAU	(27.73)%	(0.54)%

[1]

Inception date for the Van Eck International Investors Gold Fund was 2/10/56 (Class A), 10/3/03 (Class C) and 10/2/06 (Class I). Index returns for the Class C and Class I performance comparison are calculated as of nearest month end (9/30/03 and 9/30/06).

[2]	The maximum sales charge is 5.75%.
[3]	1.00% redemption charge taken into account on total return for one-year time period.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners Index (GDM) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

Philadelphia Gold and Silver Index (XAU) is calculated with dividends reinvested. The Index is composed of the common stocks of the leading companies involved in gold and silver mining.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 to December 31, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (including contingent deferred sales charges). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008- December 31, 2008

Class A	Actual	$1,000.00	$654.20	$6.53
	Hypothetical**	$1,000.00	$1,017.24	$7.96

Class C	Actual	$1,000.00	$652.30	$9.47
	Hypothetical**	$1,000.00	$1,013.67	$11.54

Class I	Actual	$1,000.00	$754.70	$4.41
	Hypothetical**	$1,000.00	$1,020.11	$5.08

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2008) of 1.57% on Class A Shares, 2.28% on Class C Shares, and 1.00% on Class I Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
December 31, 2008

Number of Shares		Value

COMMON STOCKS: 96.7%
Argentina: 0.6%
54,000	Inversiones y Representaciones S.A. (GDR) *	$233,766

Brazil: 11.0%
101,474	Anhanguera Educacional Participacoes S.A .	526,953
167,000	BR Malls Participacoes S.A. *	651,672
283,700	Cia Hering	965,943
106,400	Cremer S.A.	428,885
150,000	Localiza Rent A CAR S.A.	456,690
48,600	Petroleo Brasileiro S.A. (ADR)	1,190,214
45,000	Rodobens Negocios Imobiliarios S.A.	151,479
59,650	Ultrapetrol (Bahamas) Ltd. *	190,284

		4,562,120

China: 18.4%
1,000	Baidu.com (ADR)	130,570
3,085,000	Beijing Development Hong Kong Ltd. #	415,938
6,365,000	China Lifestyle Food & Beverages Group Ltd. #	375,565
11,240,000	China Power New Energy Development Co. #	334,481
1,575,000	China Properties Group Ltd. #	267,175
4,800,000	China Rare Earth Holdings Ltd. #	536,406
980,000	Hidili Industry International Development #	312,777
2,315,000	Ju Teng International Holdings #	487,079
516,000	Natural Beauty Bio-Technology Ltd. #	81,041
300,000	Pacific Basin Shipping Ltd. #	138,101
1,400,000	Peace Mark Holdings Ltd. #	0
8,114,000	PYI Corp. Ltd. #	373,644
1,435,667	PYI Corp. Ltd. Warrants (Exp. 9/25/09) *	3,705
2,545,000	Qin Jia Yuan Media Services Co. Ltd. #	572,032
225,000	Shimao Property Holdings Ltd. #	157,501
3,025,000	Shougang Concord International Enterprises Co Ltd. #	338,717
940,000	Soho China Ltd. #	406,904
558,000	Stella International Holdings Ltd. #	454,835
115,000	Tencent Holding Ltd. #	747,239
4,460,400	Tian An China Investments Co. Ltd. #	1,070,334
233,400	Tian An China Investments Co. Ltd. Warrants * (HKD 10.00, expiring 01/02/10)	1,084
530,000	Yanzhou Coal Mining Co. Ltd. #	395,000

		7,600,128

Georgia: 0.5%
45,000	Bank of Georgia * #	197,713

India: 6.9%
30,353	Champagne Indage Ltd. #	64,702
12,000	Educomp Solutions Ltd. #	596,599
1,060,000	GVK Power & Infrastructure Ltd. * #	488,756
119,000	Hirco PLC (GBP) * #	127,604
231,176	ICSA (India) Ltd. #	616,558
25,000	Panacea Biotec Ltd. #	67,834

See Notes to Financial Statements

Number of Shares		Value

India: (continued)
47,383	Reliance Capital Ltd. #	$531,513
50,000	Shriram Transport Finance Co. Ltd. #	201,792
26,321	TRF Ltd. #	144,285

		2,839,643

Indonesia: 2.7%
464,000	Astra International Tbk PT #	449,101
19,100,000	Mitra Adiperkasa Tbk PT #	648,261

		1,097,362

Israel: 2.1%
89,000	Israel Chemicals Ltd. #	622,602
68,000	Queenco Leisure International Ltd. (GDR) R	259,939

		882,541

Kazakhstan: 6.2%
45,000	Chagala Group Ltd. (GDR) *	40,500
57,000	Eurasian Natural Resources Corp.	272,733
183,000	Halyk Savings Bank Kazakhstan (GDR) Reg S #	575,405
165,000	Kazakhstan Kagazy PLC (GDR) *	47,850
197,400	Kazakhstan Kagazy PLC (GDR) * R	57,246
124,000	KazMunaiGas Exploration (GDR) Reg S #	1,572,109

		2,565,843

Malaysia: 4.4%
824,000	CB Industrial Product Holding BHD #	406,326
395,000	Coastal Contracts BHD #	106,131
9,405,000	Dreamgate Corp. BHD #	423,664
7,355,250	KNM Group BHD #	868,834

		1,804,955

Mexico: 0.8%
14,000	Grupo FAMSA S.A. de C.V. *	322,280

Peru: 1.4%
12,000	Creditcorp. Ltd. (ADR)	599,520

Philippines: 1.0%
28,600,000	Megaworld Corp. #	418,019

Poland: 1.1%
27,000	AmRest Holdings N.V. * #	438,741

Qatar: 1.2%
44,000	Doha Bank Q.S.C. #	510,960

Russia: 8.1%
39,000	LUKOIL (ADR)	1,290,900
60,000	OAO Gazprom (ADR) #	864,438
30,000	Magnit OAO *	466,805
630,000	Sberbank RF	474,537
180,000	Sistema Hals Reg S (GDR) *	58,500
22,000	Uralkali (GDR)	196,020

		3,351,200

See Notes to Financial Statements

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Singapore: 1.4%
1,365,000	Sino-Environment Technology Group Ltd. * #	$568,764

South Africa: 7.2%
46,943	Bidvest Group Ltd. #	534,560
54,000	Naspers Ltd. #	976,875
12,000	Sasol Ltd. #	364,941
100,000	Spar Group Ltd. #	616,795
52,224	Standard Bank Group Ltd. #	471,197

		2,964,368

South Korea: 9.0%
17,000	Chungdahm Learning Inc. #	371,264
95,000	Ecopro Co., Ltd #	278,517
128,300	Finetec Corp. #	383,868
10,000	Hyundai Mobis #	510,023
28,589	Hyunjin Materials Co. Ltd. #	516,708
23,100	T.K. Corp.* #	416,081
15,597	Taewoong Co. Ltd. #	962,829
25,000	Woongjin Thinkbig Co., Ltd. #	297,017

		3,736,307

Taiwan: 10.5%
1,001,175	Awea Mechantronic Co. Ltd. #	709,219
1,520,000	China Ecotek Corp. #	1,308,020
659,252	Chrome ATE, Inc. #	418,519
540,750	Fortune Electric Co., Ltd. #	490,932
545,000	Gloria Material Technology Corp. #	178,882
673,000	Lumax International Corp. Ltd. #	796,530
654,219	MPI Corp. #	433,265

		4,335,367

Turkey: 2.2%
31,000	BIM Birlesik Magazalar A.S. #	652,005
138,600	Tekfen Holding A.S. #	266,572

		918,577

Total Common Stocks (Cost: $92,975,496)		39,948,174

PREFERRED STOCK: 2.7% (Cost: $365,557)
Brazil: 2.7%
107,988	Cia Vale do Rio Doce	1,106,275

See Notes to Financial Statements

Number of Shares		Value

MONEY MARKET FUND: 2.4% (Cost: $972,170)
United States: 2.4%
972,170	AIM Treasury Portfolio - Institutional Class	$972,170

Total Investments: 101.8% (Cost: $94,313,223)		42,026,619
Liabilities in excess of other assets: (1.8)%		(743,763)

NET ASSETS: 100.0%		$41,282,856

ADR — American Depositary Receipt
BHD— Malaysian Public Limited Company
GBP— British Pound
GDR— Global Depositary Receipt
HKD— Hong Kong Dollar

* Non-income producing
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $30,930,099, which represents 74.9% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the market value amounted to $317,185, or 0.8% of net assets.

See Notes to Financial Statements

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Kazakhstan Kagazy PLC	7/20/2005	197,400	$1,025,451	$57,246	0.2%
Queenco Leisure International	7/6/2007	68,000	1,297,605	259,939	0.6%

			$2,323,056	$317,185	0.8%

Summary of Investments by Industry (unaudited)	% of Investments	Value

Basic Materials	8.6%	$3,635,248
Communications	5.8	2,426,716
Consumer, Cyclical	11.9	4,992,293
Consumer, Non-cyclical	9.2	3,857,710
Diversified	2.9	1,217,070
Energy	14.4	6,071,420
Financial	16.9	7,106,675
Industrial	21.7	9,125,060
Technology	5.1	2,133,501
Utilities	1.2	488,756

Total Common and Preferred Stocks	97.7%	41,054,449
Money Market Fund	2.3	972,170

	100.0%	$42,026,619

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
December 31, 2008

Number of Shares		Value

COMMON STOCKS: 90.1%
Australia: 0.0%
37,714	Southern Pacific Petroleum NL * #	$160

Brazil: 2.0%
464,000	Petroleo Brasileiro S.A. (ADR)	11,363,360

Canada: 13.2%
153,000	Addax Petroleum Corp.	2,613,827
549,000	Agnico-Eagle Mines Ltd. (USD) ‡	28,180,170
707,700	Brazilian Resources, Inc. * #	0
72,800	CIC Energy Corp. * R	109,687
30,000	FNX Mining Co., Inc. *	73,876
319,811	Goldcorp, Inc. (USD)	10,083,641
116,750	Killam Properties, Inc.	422,740
146,172	Kinross Gold Corp.	2,664,131
1,437,700	Kinross Gold Corp. (USD)	26,482,434
184,100	Petrolifera Petroleum Ltd. *	156,897
571,050	Petrolifera Petroleum Ltd. * R	485,393
222,000	Silver Wheaton Corp. (USD) *	1,440,780
158,900	Timberwest Forest Corp.	455,688
59,000	Timberwest Forest Corp. R	169,153
195,481	Yamana Gold Inc.	1,496,539
163,714	Yamana Gold Inc. R	1,253,067

		76,088,023

France: 2.5%
263,000	Total S.A. (ADR)	14,543,900

Kazakhstan: 1.2%
520,000	KazMunaiGas Exploration (GDR) Reg S #	6,592,714

Kuwait: 0.8%
14,368,991	Kuwait Energy Co. KSCC # R	4,478,782

Norway: 1.2%
134,350	Fred Olsen Energy ASA #	3,623,206
414,500	SeaDrill Ltd. #	3,378,176

		7,001,382

South Africa: 0.5%
284,000	Gold Fields Ltd. (ADR)	2,820,120

United Kingdom: 8.2%
1,104,000	BHP Billiton PLC #	21,412,714
479,000	Randgold Resources Ltd. (ADR)	21,037,680
531,000	Xstrata PLC #	4,968,760

		47,419,154

United States: 60.5%
415,400	Alpha Natural Resources, Inc. *	6,725,326
306,000	American Water Works Co., Inc.	6,389,280
642,200	Anadarko Petroleum Corp.	24,756,810
400,150	BPZ Resources Inc. *	2,560,960

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

United States: (continued)
427,000	Cabot Oil & Gas Corp.	$11,102,000
361,300	Cameron International Corp. *	7,406,650
173,200	Devon Energy Corp.	11,380,972
174,000	Diamond Offshore Drilling, Inc.	10,255,560
369,000	Ellora Oil & Gas, Inc. * # R	5,269,320
493,600	Equitable Resources, Inc.	16,560,280
355,000	Exxon Mobil Corp.	28,339,650
116,000	Freeport-McMoRan Copper & Gold Inc.	2,835,040
452,000	Frontier Oil Corp.	5,708,760
181,000	Hess Corp.	9,708,840
1,881,000	International Coal Group Inc. *	4,326,300
62,000	Jacobs Engineering Group, Inc. *	2,982,200
56,300	Kaiser Aluminum Corp.	1,267,876
115,800	Mercer International, Inc. *	222,336
568,916	National Oilwell Varco, Inc. * ‡	13,904,307
409,475	Newfield Exploration Co. *	8,087,131
626,000	NRG Energy, Inc. *	14,604,580
434,100	Nucor Corp.	20,055,420
354,400	Occidental Petroleum Corp.	21,260,456
876,000	Petrohawk Energy Corp. *	13,691,880
180,400	Pride international, Inc. *	2,882,792
333,000	Quanta Services, Inc. *	6,593,400
399,500	Range Resources Corp.	13,738,805
322,800	Schlumberger Ltd. ‡	13,664,124
242,500	Steel Dynamics, Inc.	2,711,150
310,516	Transocean, Inc. *	14,671,881
1,168,900	Tyson Foods, Inc.	10,239,564
573,600	Weatherford International Ltd. *	6,206,352
96,800	Weyerhaeuser Co.	2,963,048
716,500	XTO Energy, Inc. ‡	25,270,955

		348,344,005

Total Common Stocks (Cost: $638,219,005)		518,651,600

EXCHANGE TRADED FUND: 3.8% (Cost: $18,552,857)
United States: 3.8%
251,000	SPDR Gold Trust *	21,716,520

MONEY MARKET FUND: 7.7% (Cost: $44,472,513)
United States: 7.7%
44,472,513	AIM Treasury Portfolio - Institutional Class	44,472,513

Total Investments: 101.6% (Cost: $701,244,375)		584,840,633
Liabilities in excess of other assets: (1.6)%		(9,341,332)

NET ASSETS: 100.0%		$575,499,301

See Notes to Financial Statements

Number of Contracts		Value

COVERED OPTIONS WRITTEN: (0.0)%
United States: (0.0)%
(492)	Agnico-Eagle Mines Ltd. Calls ($55, expiring 1/16/2009)	$(81,180)
(1,088)	National Oilwell Varco, Inc. Calls ($30, expiring 1/16/2009)	(21,760)
(807)	Schlumberger Ltd. Calls ($45, expiring 1/16/2009)	(92,805)
(1,252)	XTO Energy, Inc. Calls ($40, expiring 1/16/2009)	(43,820)

(Premiums Received: $793,171)		$(239,565)

ADR — American Depositary Receipt
GDR— Global Depositary Receipt
USD — United States Dollar

*	Non-income producing
‡	Collateral for call option.
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $49,723,832, which represents 8.6% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the market value amounted to $11,765,402, or 2.0% of net assets.

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

CIC Energy Corp.	2/8/07	72,800	$922,687	$109,687	0.0%
Ellora Oil & Gas, Inc. (a)	6/30/06	369,000	4,428,000	5,269,320	0.9
Kuwait Energy Co. KSCC (a)	8/6/08	14,368,991	10,862,672	4,478,782	0.8
Petrolifera Petroleum Ltd.	3/7/05	571,050	507,487	485,393	0.1
Timberwest Forest Corp.	3/5/04	59,000	554,606	169,153	0.0
Yamana Gold Inc.	5/29/08	163,714	327,428	1,253,067	0.2

			$17,602,880	$11,765,402	2.0%

(a)	Illiquid security

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Summary of Investments by Industry (unaudited)	% of Investments	Value

Agriculture	1.8%	$10,239,564
Basic Industry	1.1	6,593,400
Chemicals	0.2	1,267,876
Energy	57.6	336,869,833
Industrial Metals	8.9	52,056,960
Paper And Forest	0.7	3,810,225
Precious Metals	16.3	95,458,562
Real Estate	0.1	422,740
Services	0.9	5,543,160
Utilities	1.1	6,389,280

Total Common Stocks	88.7	518,651,600
Exchange Traded Fund	3.7	21,716,520
Money Market Fund	7.6	44,472,513

	100.0%	$584,840,633

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS
December 31, 2008

Number of Shares		Value

COMMON STOCKS: 94.3%
Australia: 10.5%
6,309,000	Andean Resources Ltd. * #	$4,888,275
10,378,384	Lihir Gold Ltd. * #	22,373,139
885,725	Newcrest Mining Ltd. #	21,082,799
928,266	Sino Gold Ltd. * #	3,265,677

		51,609,890

Canada: 62.7%
340,441	Agnico-Eagle Mines Ltd.	17,310,207
538,333	Agnico-Eagle Mines Ltd. (USD)	27,632,633
1,510,000	Amarillo Gold Corp. *	697,205
640,000	Aquiline Resources, Inc. *	896,881
390,000	Aquiline Resources, Inc. * R	546,537
100,000	Aurizon Mines Ltd. (USD) *	324,000
3,050,000	Aurizon Mines Ltd. *	9,857,837
1,000,000	AXMIN, Inc. * R	60,753
627,638	Barrick Gold Corp.	23,078,249
948,000	Bear Creek Mining Corp. * R	1,136,525
1,100,000	Eastern Platinum Ltd. *	298,501
1,839,000	Eastmain Resources, Inc. * R	1,608,846
919,500	Eastmain Resources, Inc. Warrants (CAD 2.00, expiring 7/3/10) * # R	128,857
1,800,000	Eldorado Gold Corp. *	14,070,474
1,633,900	European Goldfields Ltd. *	4,288,243
700,000	Franco-Nevada Corp. R	12,066,424
1,260,000	Full Metal Minerals Ltd. * R	214,338
260,000	Full Metal Minerals Ltd. Warrants (CAD 3.00, expiring 10/25/09) * # R	211
947,600	Gammon Gold, Inc. *	5,181,288
450,000	Gammon Gold, Inc. (USD) *	2,461,500
3,180,600	Gold Wheaton Corp. * R	656,989
1,590,300	Gold Wheaton Corp. Warrants (CAD 1.00, expiring 7/08/13) * # R	109,498
437,500	Goldcorp, Inc.	13,605,205
918,897	Goldcorp, Inc. (USD)	28,972,822
17,500	Goldcorp, Inc. Warrants (CAD 45.75, expiring 6/9/11) * #	172,945
24,000	Golden Star Resources Ltd. * R	24,107
1,695,000	Great Basin Gold Ltd. *	2,161,593
300,000	Great Basin Gold Ltd. * R	382,583
422,500	Great Basin Gold Ltd. Warrants (CAD 3.50, expiring 4/20/09) * #	6,845
1,055,000	Guyana Goldfields, Inc. *	1,623,734
200,000	IAMGOLD Corp.	1,231,268
2,838,200	IAMGOLD Corp. (USD)	17,341,402
1,870,000	Jinshan Gold Mines, Inc. *	666,505
935,000	Jinshan Gold Mines, Inc. * R	333,252
372,437	Kinross Gold Corp.	6,788,037

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Canada: (continued)
222,350	Kinross Gold Corp. R	$4,052,552
1,841,738	Kinross Gold Corp. (USD)	33,924,814
156,618	Kinross Gold Corp. Warrants (CAD 32.00, expiring 9/3/13) *	759,939
1,640,000	Lake Shore Gold Corp. *	1,886,432
601,500	Minco Silver Corp. *	691,883
50,000	Minefinders Corp. *	248,279
450,000	Minefinders Corp. * R	2,234,508
1,559,000	New Gold, Inc. *	2,235,261
1,026,170	New Gold, Inc. * R	1,471,301
362,000	New Gold, Inc. (USD) *	517,660
1,130,850	New Gold, Inc. Warrants (CAD 15.00, expiring 4/3/12) * # R	18,321
770,000	Northgate Minerals Corp. *	636,209
666,666	Northgate Minerals Corp. * R	550,830
8,535,000	Orezone Resources, Inc. *	3,940,826
1,373,200	Osisko Exploration Ltd. *	4,048,966
1,452,600	Pacific Rim Mining Corp. *	203,364
345,139	PAN American Silver Corp. *	5,873,933
96,000	PAN American Silver Corp. (USD) *	1,638,720
855,000	Pediment Exploration Ltd. * R	685,662
427,500	Pediment Exploration Ltd. Warrants (CAD 3.00, expiring 06/3/09) * # R	10,735
265,000	Platinum Group Metals Ltd. *	399,271
530,000	Platinum Group Metals Ltd. * R	798,542
514,500	Premier Gold Mines Ltd. *	675,164
560,000	Rainy River Resources Ltd. *	567,031
1,405,555	Red Back Mining, Inc. *	9,780,249
1,860,000	San Gold Corp. *	1,808,019
1,481,500	Silver Wheaton Corp. (USD) *	9,612,915
18,611	Silver Wheaton Corp. Warrants (CAD 4.00, expiring 9/05/13) * #	29,778
1,860,000	Silvercorp Metals, Inc.	3,932,442
1,075,000	Silverstone Resources Corp. * R	592,142
839,800	Western Goldfields, Inc. *	1,301,690
897,933	Yamana Gold Inc.	6,873,605
291,048	Yamana Gold Inc. R	2,227,950
1,004,597	Yamana Gold Inc. (USD)	7,755,489

		307,920,776

Mexico: 0.3%
425,000	Fresnillo PLC. (GBP) #	1,424,679

Peru: 0.5%
119,000	Cia de Minas Buenaventura S.A. (ADR)	2,370,480

South Africa: 5.4%
341,000	AngloGold Ashanti Ltd. (ADR)	9,449,110
168,000	First Uranium Corp. (CAD) * R	249,040
950,000	Gold Fields Ltd. (ADR)	9,433,500

See Notes to Financial Statements

Number of Shares		Value

South Africa: (continued)
600,000	Harmony Gold Mining Co Ltd. (ADR) *	$6,582,000
306,000	Northern Platinum Ltd. #	688,186
202,500	Platmin Ltd. (CAD) * R	85,298

		26,487,134

United Kingdom: 9.3%
850,000	Cluff Gold Ltd. * #	421,656
1,034,000	Randgold Resources Ltd. (ADR)	45,413,280

		45,834,936

United States: 5.6%
8,300,000	Capital Gold Corp. * R	3,154,000
339,000	Newmont Mining Corp.	13,797,300
209,100	Royal Gold, Inc.	10,289,811

		27,241,111

Total Common Stocks (Cost: $275,021,772)		462,889,006

EXCHANGE TRADED FUND: 3.5% (Cost: $15,630,134)
United States: 3.5%
200,000	SPDR Gold Trust *	17,304,000

Principal Amount

CORPORATE NOTE: 0.7% (Cost: $2,959,754)

Canada: 0.7%
CAD 3,280,000	Eurasia Holdings AG Convertible Note, 7.00%, 9/14/09 R	3,597,152

Number of Shares

MONEY MARKET FUND: 1.4% (Cost: $6,680,019)
United States: 1.4%
6,680,019	AIM Treasury Portfolio - Institutional Class	6,680,019

Total Investments: 99.9% (Cost: $300,288,013)		490,470,177
Other assets less liabilities: 0.1%		526,187

NET ASSETS: 100.0%		$490,996,364

ADR — American Depositary Receipt
CAD — Canadian Dollar
GBP — British Pound
USD — United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $54,621,601, which represents 11.1% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the market value amounted to $36,996,953, or 7.5% of net assets.

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS
(continued)

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Aquiline Resources, Inc.	9/27/05	390,000	$529,932	$546,537	0.1%
AXMIN, Inc.	11/16/01	1,000,000	157,230	60,753	0.0
Bear Creek Mining Corp.	8/15/05	948,000	2,865,287	1,136,525	0.2
Capital Gold Corp.	2/17/06	6,640,000	1,660,000	2,523,200	0.5
Capital Gold Corp.	8/22/07	1,660,000	498,000	630,800	0.1
Eastmain Resources, Inc.	6/13/08	1,839,000	2,503,501	1,608,846	0.3
Eastmain Resources, Inc. Warrants	6/13/08	919,500	—	128,857	0.0
Eurasia Holdings	8/29/06	**	2,959,754	3,597,152	0.7
First Uranium Corp	12/13/06	168,000	1,016,518	249,040	0.1
Franco-Nevada Corp.	11/30/07	700,000	10,668,806	12,066,424	2.5
Full Metal Minerals Ltd.	10/24/06	740,000	1,511,524	125,881	0.0
Full Metal Minerals Ltd.	10/24/07	520,000	1,335,412	88,457	0.0
Full Metal Minerals Ltd. Warrants (a)	10/12/07	260,000	—	211	0.0
Gold Wheaton Corp.	6/19/08	3,180,600	1,566,644	656,989	0.1
Gold Wheaton Corp. Warrants	6/19/08	1,590,300	—	109,498	0.0
Golden Star Resources Ltd.	7/18/02	24,000	29,780	24,107	0.0
Great Basin Gold Ltd.	5/28/02	300,000	293,351	382,583	0.1
Jinshan Gold Mines, Inc.	2/25/08	935,000	1,339,541	333,252	0.1
Kinross Gold Corp.	10/22/07	222,350	983,691	4,052,552	0.8
Minefinders Corp.	3/20/02	450,000	652,586	2,234,508	0.5
New Gold, Inc.	3/9/07	1,026,170	7,029,165	1,471,301	0.3
New Gold, Inc. Warrants	9/9/07	1,130,850	—	18,321	0.0
Northgate Minerals Corp.	10/16/02	666,666	781,921	550,830	0.1
Pediment Exploration Group	11/21/07	855,000	2,648,020	685,662	0.2
Pediment Exploration Group Warrants (a)	11/22/07	427,500	—	10,735	0.0
Platinum Group Metals Ltd.	6/30/06	530,000	857,169	798,542	0.2
Platmin Ltd.	7/28/06	202,500	715,676	85,298	0.0
Silverstone Resources Corp.	11/27/07	1,075,000	3,403,342	592,142	0.1
Yamana Gold Inc.	5/29/08	291,048	1,082,992	2,227,950	0.5

			$47,089,842	$36,996,953	7.5%

**	Principal amount CAD 3,280,000.
(a)	Illiquid Securities

See Notes to Financial Statements

Summary of Investments by Industry (unaudited)	% of Investments	Value

Gold Mining	82.1%	$402,762,114
Precious Metals	5.6	27,616,767
Silver Mining	4.9	23,796,492
Copper	0.9	4,242,543
Platinum	0.5	2,269,798
Diversified Minerals	0.4	2,201,292

Total Common Stocks	94.4%	462,889,006
Exchange Traded Fund	3.5	17,304,000
Money Market Fund	1.4	6,680,019
Corporate Note	0.7	3,597,152

	100.0%	$490,470,177

See Notes to Financial Statements

EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investments, at value (Cost $94,313,223)	$42,026,619
Foreign currency (Cost $39,993)	40,560
Receivables:
Investments sold	2,936
Shares of beneficial interest sold	96,698
Dividends and interest	35,329
Prepaid expenses	73,350

Total assets	42,275,492

Liabilities:
Payables:
Due to custodian	18,499
Shares of beneficial interest redeemed	731,167
Due to Adviser	23,712
Due to Distributor	43,951
Deferred Trustee fees	8,021
Accrued expenses	167,286

Total liabilities	992,636

NET ASSETS	$41,282,856

Class A Shares:
Net Assets	$31,768,305

Shares of beneficial interest outstanding	6,541,386

Net asset value and redemption price per share	$4.86

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$5.16

Class C Shares:
Net Assets	$7,806,309

Shares of beneficial interest outstanding	1,668,285

Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$4.68

Class I Shares:
Net Assets	$1,708,242

Shares of beneficial interest outstanding	347,550

Net asset value, offering and redemption price per share	$4.92

Net Assets consist of:
Aggregate paid in capital	$127,155,079
Unrealized appreciation (depreciation) of investments, foreign currency, forward foreign currency contracts, and other assets and liabilities denominated in foreign currencies	(52,285,960)
Accumulated net investment loss.	(8,021)
Accumulated net realized loss on investments and foreign currency transactions	(33,578,242)

$41,282,856

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investments, at value (Cost $701,244,375)	$584,840,633
Receivables:
Investments sold	3,634,127
Shares of beneficial interest sold	3,472,715
Dividends and interest	825,004
Prepaid expenses	828,661

Total assets	593,601,140

Liabilities:
Payables:
Investments purchased	13,616,668
Due to custodian	55,320
Written options, at value (premiums received $793,171)	239,565
Shares of beneficial interest redeemed	2,953,913
Due to Adviser	453,110
Due to Distributor	499,295
Deferred Trustee fees	66,535
Accrued expenses	217,433

Total liabilities	18,101,839

NET ASSETS	$575,499,301

Class A Shares:
Net Assets	$410,617,245

Shares of beneficial interest outstanding	15,299,512

Net asset value and redemption price per share	$26.84

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$28.48

Class C Shares:
Net Assets	$139,234,455

Shares of beneficial interest outstanding	5,586,738

Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$24.92

Class I Shares:
Net Assets	$25,647,601

Shares of beneficial interest outstanding	944,923

Net asset value, offering and redemption price per share	$27.14

Net Assets consist of:
Aggregate paid in capital	$790,745,331
Unrealized appreciation (depreciation) of investments, foreign currency, forward foreign currency contracts, written options, and other assets and liabilities denominated in foreign currencies	(115,850,209)
Accumulated net investment loss	(127,936)
Accumulated net realized loss on investments and foreign currency transactions	(99,267,885)

$575,499,301

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investments, at value (Cost $300,288,013)	$490,470,177
Receivables:
Shares of beneficial interest sold	2,116,191
Dividends and interest	298,809
Prepaid expenses	373,313

Total assets	493,258,490

Liabilities:
Payables:
Due to custodian	28,825
Shares of beneficial interest redeemed	1,322,409
Due to Adviser	396,308
Due to Distributor	170,386
Deferred Trustee fees	44,814
Accrued expenses	299,384

Total liabilities	2,262,126

NET ASSETS	$490,996,364

Class A Shares:
Net Assets	$436,565,532

Shares of beneficial interest outstanding	36,448,161

Net asset value and redemption price per share	$11.98

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$12.71

Class C Shares:
Net Assets	$54,418,536

Shares of beneficial interest outstanding	4,750,716

Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$11.45

Class I Shares:
Net Assets	$12,296

Shares of beneficial interest outstanding	875

Net asset value, offering and redemption price per share	$14.05

Net Assets consist of:
Aggregate paid in capital	$356,684,602
Unrealized appreciation (depreciation) of investments, foreign currency, forward foreign currency contracts, and other assets and liabilities denominated in foreign currencies	190,175,438
Accumulated net investment loss	(19,508,919)
Undistributed net realized gain on investments and foreign currency transactions	(36,354,757)

$490,996,364

See Notes to Financial Statements

EMERGING MARKETS FUND

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Income:
Dividends		$2,411,047
Interest		33,088
Foreign taxes withheld		(256,383)

Total income		2,187,752

Expenses:
Management fees	889,818
Distribution fees – Class A	237,112
Distribution fees – Class C (net of reimbursements of $52,001)	170,353
Transfer agent fees – Class A	205,804
Transfer agent fees – Class C	74,267
Transfer agent fees – Class I	5,129
Administration fees	296,606
Custodian fees	245,317
Professional fees	26,829
Registration fees – Class A	42,652
Registration fees – Class C	21,030
Registration fees – Class I	792
Reports to shareholders	26,323
Insurance	14,866
Trustees’ fees and expenses	14,320
Interest expense	7,691
Other	11,609

Total expenses	2,290,518
Waiver of management fees	(12,501)

Net expenses		2,278,017

Net investment loss		(90,265)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold (net of foreign taxes withheld of $54,524)		(32,806,600)
Net realized loss from forward foreign currency contracts and foreign currency transactions		(278,445)
Net change in unrealized appreciation (depreciation) of investments		(78,712,435)
Net change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and foreign denominated assets and liabilities		770,988

Net realized and unrealized loss on investments		(111,026,492)

Net Decrease in Net Assets Resulting from Operations		$(111,116,757)

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Income:
Dividends		$11,317,548
Interest		1,037,282
Securities lending income		860,193
Foreign taxes withheld		(601,846)

Total income		12,613,177

Expenses:
Management fees	9,827,375
Distribution fees – Class A	1,726,394
Distribution fees – Class C (net of reimbursements of $124,499)	2,524,391
Transfer agent fees – Class A	691,938
Transfer agent fees – Class C	366,358
Transfer agent fees – Class I	20,040
Custodian fees	180,069
Professional fees	259,166
Registration fees – Class A	70,371
Registration fees – Class C	31,021
Reports to shareholders	201,630
Insurance	138,125
Trustees’ fees and expenses	74,691
Interest expense	20,958
Other	59,670

Total expenses	16,192,197
Waiver of management fees	(46,064)

Net expenses		16,146,133

Net investment loss		(3,532,956)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold		(101,418,809)
Net realized loss from forward foreign currency contracts and foreign currency transactions		(667,819)
Net realized gain on written options		5,575,445
Net change in unrealized appreciation (depreciation) of investments and written options		(401,142,611)
Net change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and foreign denominated assets and liabilities		76,139

Net realized and unrealized loss on investments		(497,577,655)

Net Decrease in Net Assets Resulting from Operations		$(501,110,611)

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Income:
Dividends		$3,364,551
Interest		938,191
Securities lending income		267,876
Foreign taxes withheld		(220,809)

Total income		4,349,809

Expenses:
Management fees	4,584,190
Distribution fees - Class A	1,372,294
Distribution fees - Class C (net of reimbursements of $54,894)	586,220
Transfer agent fees – Class A	530,749
Transfer agent fees – Class C	91,406
Transfer agent fees – Class I	12,000
Administration fees	1,565,457
Custodian fees	171,919
Professional fees	169,272
Registration fees – Class A	53,555
Registration fees – Class C	28,126
Reports to shareholders	128,375
Insurance	124,427
Trustees’ fees and expenses	73,919
Other	32,015

Total expenses	9,523,924
Waiver of management fees	(25,360)

Net expenses		9,498,564

Net investment loss		(5,148,755)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold		(23,130,240)
Net realized gain (loss) from forward foreign currency contracts and foreign currency transactions		181,475
Net change in unrealized appreciation (depreciation) of investments		(197,374,313)
Net change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and foreign denominated assets and liabilities		3,570

Net realized and unrealized loss on investments		(220,319,508)

Net Decrease in Net Assets Resulting from Operations		$(225,468,263)

See Notes to Financial Statements

EMERGING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations:
Net investment loss	$(90,265)	$(406,463)
Net realized gain (loss) from investments, forward foreign currency contracts and foreign currency transactions	(33,085,045)	22,897,233
Net change in unrealized appreciation (depreciation) of investments, forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	(77,941,447)	6,682,570

Net increase (decrease) in net assets resulting from operations	(111,116,757)	29,173,340

Dividends and distributions to shareholders:
Dividends from net investment income
Class A Shares	(30,952)	—
Class C Shares	(7,728)	—
Class I Shares	(1,986)	—

	(40,666)	—

Distributions from net realized capital gains
Class A Shares	(2,406,223)	(13,196,037)
Class C Shares	(601,133)	(2,924,274)
Class I Shares	(154,480)	—

	(3,161,836)	(16,120,311)

Total dividends and distributions	(3,202,502)	(16,120,311)

Share transactions:
Proceeds from sales of shares
Class A Shares	39,307,711	123,085,976
Class C Shares	6,769,579	28,763,188
Class I Shares	5,000,050	10,000

	51,077,340	151,859,164

Reinvestment of dividends and distributions
Class A Shares	2,041,033	10,963,800
Class C Shares	156,465	2,038,856
Class I Shares	424,460	—

	2,621,958	13,002,656

Cost of shares redeemed
Class A Shares	(76,327,023)	(39,741,996)
Class C Shares	(11,385,183)	(11,463,321)
Class I Shares	(400,000)	—

	(88,112,206)	(51,205,317)

Increase (decrease) in net assets resulting from capital share transactions	(34,412,908)	113,656,503

Total increase (decrease) in net assets	(148,732,167)	126,709,532

Net Assets:
Beginning of year	190,015,023	63,305,491

End of year	$41,282,856	$190,015,023

* Including accumulated net investment loss	$(8,021)	$(160,924)

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations:
Net investment loss	$(3,532,956)	$(4,260,566)
Net realized gain (loss) from investments, written options, forward foreign currency contracts and foreign currency transactions and written options	(96,511,183)	106,614,781
Net change in unrealized appreciation (depreciation) of investments, written options, forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	(401,066,472)	162,646,177

Net increase (decrease) in net assets resulting from operations	(501,110,611)	265,000,392

Dividends and distributions to shareholders:
Dividends from net investment income
Class A Shares	—	—
Class C Shares	—	—
Class I Shares	—	—

	—	—

Distributions from net realized capital gains
Class A Shares	—	(75,336,638)
Class C Shares	—	(32,216,384)
Class I Shares	—	(3,488,259)

	—	(111,041,281)

Total dividends and distributions	—	(111,041,281)

Share transactions:
Proceeds from sales of shares
Class A Shares	431,883,222	275,603,397
Class C Shares	84,327,713	113,999,578
Class I Shares	20,210,729	29,927,547

	536,421,664	419,530,522

Reinvestment of dividends and distributions
Class A Shares	—	56,657,335
Class C Shares	—	20,750,099
Class I Shares	—	2,028,590

	—	79,436,024

Cost of shares redeemed
Class A Shares	(364,261,934)	(124,314,512)
Class C Shares	(95,608,829)	(38,342,565)
Class I Shares	(12,443,221)	(6,579,148)

	(472,313,984)	(169,236,225)

Increase in net assets resulting from capital share transactions	64,107,680	329,730,321

Total increase (decrease) in net assets	(437,002,931)	483,689,432

Net Assets:
Beginning of year	1,012,502,232	528,812,800

End of year	$575,499,301	$1,012,502,232

* Including accumulated net investment loss	$(127,936)	$(3,788,682)

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations:
Net investment loss	$(5,148,755)	$(5,265,400)
Net realized gain (loss) from investments, forward foreign currency contracts and foreign currency transactions	(22,948,765)	55,339,385
Net change in unrealized appreciation (depreciation) of investments, forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	(197,370,743)	95,836,605

Net increase (decrease) in net assets resulting from operations	(225,468,263)	145,910,590

Dividends and distributions to shareholders:
Dividends from net investment income
Class A Shares	(3,188,396)	(47,332,013)
Class C Shares	(413,431)	(4,920,568)
Class I Shares	(77)	(669,954)

	(3,601,904)	(52,922,535)

Distributions from net realized capital gains
Class A Shares	(17,433,711)	(31,534,185)
Class C Shares	(2,253,391)	(3,321,383)
Class I Shares	(420)	(426,940)

	(19,687,522)	(35,282,508)

Total dividends and distributions	(23,289,426)	(88,205,043)

Share transactions:
Proceeds from sales of shares
Class A Shares	171,861,341	129,129,284
Class C Shares	41,386,196	29,975,414
Class I Shares	20,422,394	6,707,392

	233,669,931	165,812,090

Reinvestment of dividends and distributions
Class A Shares	17,321,587	65,791,138
Class C Shares	1,890,841	5,602,167
Class I Shares	496	1,096,889

	19,212,924	72,490,194

Cost of shares redeemed
Class A Shares	(165,792,559)	(89,271,896)
Class C Shares	(24,332,556)	(10,199,577)
Class I Shares	(11,041,012)	(1)

	(201,166,127)	(99,471,474)

Increase in net assets resulting from capital share transactions	51,716,728	138,830,810

Total increase (decrease) in net assets	(197,040,961)	196,536,357

Net Assets:
Beginning of year	688,037,325	491,500,968

End of year	490,996,364	688,037,325

* Including accumulated net investment loss	$(19,508,919)	$(77,993,427)

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$16.49	$13.27	$10.98	$9.78	$8.49

Income from Investment Operations:
Net Investment Income (Loss)	— (c)	(0.02)	0.01	0.05	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(11.23)	4.75	4.27	2.85	1.67

Total from Investment Operations	(11.23)	4.73	4.28	2.90	1.68

Less Distributions from:
Net Investment Income	(0.01)	—	—	(0.05)	—
Net Realized Gains	(0.39)	(1.51)	(1.99)	(1.65)	(0.39)

Total Distributions	(0.40)	(1.51)	(1.99)	(1.70)	(0.39)

Net Asset Value, End of Year	$4.86	$16.49	$13.27	$10.98	$9.78

Total Return (a)	(68.12)%	35.66%	38.98%	29.77%	19.79%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$31,768	$156,203	$51,086	$36,381	$30,461
Ratio of Gross Expenses to Average Net Assets	1.80%	1.70%	1.96%	2.26%	2.63%
Ratio of Net Expenses to Average Net Assets (b)	1.80%	1.70%	1.95%	2.11%	2.21%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.03%	(0.22)%	0.06%	0.46%	0.15%
Portfolio Turnover Rate	48%	66%	73%	101%	121%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.10% and 2.19% for Class A Shares for the years ending December 31, 2005 and 2004, respectively.
(c)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$16.06	$13.05	$10.90	$9.69	$8.50

Income from Investment Operations:
Net Investment Income (Loss)	(0.09)	(0.07)	(0.07)	0.05	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	(10.89)	4.59	4.21	2.83	1.62

Total from Investment Operations	(10.98)	4.52	4.14	2.88	1.58

Less Distributions from:
Net Investment Income	(0.01)	—	—	(0.02)	—
Net Realized Gains	(0.39)	(1.51)	(1.99)	(1.65)	(0.39)

Total Distributions	(0.40)	(1.51)	(1.99)	(1.67)	(0.39)

Net Asset Value, End of Year	$4.68	$16.06	$13.05	$10.90	$9.69

Total Return (a)	(68.40)%	34.65%	37.98%	29.77%	18.59%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$7,807	$33,802	$12,220	$6,266	$2,567
Ratio of Gross Expenses to Average Net Assets	2.49%	2.38%	2.74%	3.62%	3.80%
Ratio of Net Expenses to Average Net Assets (b)	2.49%	2.38%	2.72%	2.16%	2.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.61)%	(0.86)%	(0.70)%	0.19%	(0.38)%
Portfolio Turnover Rate	48%	66%	73%	101%	121%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.15% for Class C Shares for the year ending December 31, 2005.

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I

	Year Ended December 31, 2008	For the Period December 31, 2007* through December 31, 2007

Net Asset Value, Beginning of Period	$16.49	$16.49

Income from Investment Operations:
Net Investment Income (Loss)	0.06	0.00
Net Realized and Unrealized Gain (Loss) on Investments	(11.23)	0.00

Total from Investment Operations	(11.17)	0.00

Less Distributions from:
Net Investment Income	(0.01)
Net Realized Gains	(0.39)	0.00

Total Distributions	(0.40)	0.00

Net Asset Value, End of Period	$4.92	$16.49

Total Return (a)	(67.82)%	0.00%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$1,708	$10
Ratio of Gross Expenses to Average Net Assets	1.96%	0.00%
Ratio of Net Expenses to Average Net Assets (b)	1.16%	0.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.29%	0%
Portfolio Turnover Rate	48%	0%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 1.15% for Class I Shares for the year ending December 31, 2008.
*	Inception date of Class I Shares.

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$48.52	$38.07	$33.24	$22.35	$18.19

Income from Investment Operations:
Net Investment Loss	(0.07)	(0.13)	(0.02)	(0.11)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(21.61)	16.36	7.62	11.00	4.18

Total from Investment Operations	(21.68)	16.23	7.60	10.89	4.16

Less Distributions from:
Net Realized Gains	—	(5.78)	(2.77)	—	—

Total Distributions	—	(5.78)	(2.77)	—	—

Net Asset Value, End of Year	$26.84	$48.52	$38.07	$33.24	$22.35

Total Return (a)	(44.68)%	42.62%	22.86%	48.72%	22.87%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$410,617	$697,604	$378,879	$233,685	$84,872
Ratio of Gross Expenses to Average Net Assets	1.46%	1.43%	1.61%	1.88%	2.08%
Ratio of Net Expenses to Average Net Assets (b)	1.46%	1.43%	1.50%	1.56%	1.85%
Ratio of Net Investment Loss to Average Net Assets	(0.17)%	(0.36)%	(0.05)%	(0.42)%	(0.12)%
Portfolio Turnover Rate	73%	89%	71%	51%	54%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 1.45% for Class A Shares for the year ending December 31, 2008.

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$45.41	$36.16	$31.90	$21.57	$17.66

Income from Investment Operations:
Net Investment Loss	(0.46)	(0.37)	(0.22)	(0.12)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	(20.03)	15.40	7.25	10.45	4.01

Total from Investment Operations	(20.49)	15.03	7.03	10.33	3.91

Less Distributions from:
Net Realized Gains	—	(5.78)	(2.77)	—	—

Total Distributions	—	(5.78)	(2.77)	—	—

Net Asset Value, End of Year	$24.92	$45.41	$36.16	$31.90	$21.57

Total Return (a)	(45.12)%	41.55%	22.04%	47.94%	22.14%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$139,234	$283,246	$146,671	$76,621	$26,812
Ratio of Gross Expenses to Average Net Assets	2.20%	2.19%	2.24%	2.08%	2.50%
Ratio of Net Expenses to Average Net Assets (b)	2.20%	2.19%	2.23%	2.07%	2.44%
Ratio of Net Investment Loss to Average Net Assets	(0.92)%	(1.11)%	(0.78)%	(0.89)%	(0.71)%
Portfolio Turnover Rate	73%	89%	71%	51%	54%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.19% for Class C Shares for the year ending December 31, 2008.

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I

			For the Period May 2, 2006* through December 31, 2006
	Year Ended December 31,

	2008	2007

Net Asset Value, Beginning of Period	$48.91	$38.19	$40.74

Income from Investment Operations:
Net Investment Income	0.15	0.02	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(21.92)	16.48	0.16

Total from Investment Operations	(21.77)	16.50	0.22

Less Distributions from:
Net Realized Gains	—	(5.78)	(2.77)

Total Distributions	—	(5.78)	(2.77)

Net Asset Value, End of Period	$27.14	$48.91	$38.19

Total Return (a)	(44.51)%	43.19%	0.54	%(c)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$25,648	$31,652	$3,262
Ratio of Gross Expenses to Average Net Assets	1.17%	1.17%	1.25	%(b)
Ratio of Net Expenses to Average Net Assets	1.00%	1.02%	0.95	%(b)
Ratio of Net Investment Income to Average Net Assets	0.31%	0.04%	0.58	%(b)
Portfolio Turnover Rate	73%	89%	71%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Annualized.
(c)	Not Annualized.
*	Inception date of Class I Shares.

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class A

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$17.82	$16.00	$12.36	$9.77	$11.64

Income from Investment Operations:
Net Investment Income (Loss)	(0.13)	0.16	(0.08)	(0.15)	0.07
Net Realized and Unrealized Gain (Loss) on Investments	(5.12)	4.23	5.67	3.63	(0.97)

Total from Investment Operations	(5.25)	4.39	5.59	3.48	(0.90)

Less Distributions from:
Net Investment Income	(0.09)	(1.54)	(0.42)	(0.02)	(0.26)
Net Realized Gains	(0.50)	(1.03)	(1.53)	(0.87)	(0.71)

Total Distributions	(0.59)	(2.57)	(1.95)	(0.89)	(0.97)

Net Asset Value, End of Year	$11.98	$17.82	$16.00	$12.36	$9.77

Total Return (a)	(29.03)%	27.41%	45.23%	35.62%	(7.73)%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$436,565	$616,260	$457,587	$294,999	$255,281
Ratio of Gross Expenses to Average Net Assets	1.45%	1.46%	1.57%	1.71%	1.82%
Ratio of Net Expenses to Average Net Assets	1.45%	1.46%	1.56%	1.71%	1.82%
Ratio of Net Investment Loss to Average Net Assets	(0.76)%	(0.87)%	(1.09)%	(1.26)%	(1.34)%
Portfolio Turnover Rate	30%	35%	18%	29%	31%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class C

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$17.21	$15.61	$12.17	$9.67	$11.61

Income from Investment Operations:
Net Investment Income (Loss)	(0.30)	0.26	(0.05)	(0.14)	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(4.87)	3.89	5.44	3.53	(1.02)

Total from Investment Operations	(5.17)	4.15	5.39	3.39	(0.97)

Less Distributions from:
Net Investment Income	(0.09)	(1.52)	(0.42)	(0.02)	(0.26)
Net Realized Gains	(0.50)	(1.03)	(1.53)	(0.87)	(0.71)

Total Distributions	(0.59)	(2.55)	(1.95)	(0.89)	(0.97)

Net Asset Value, End of Year	$11.45	$17.21	$15.61	$12.17	$9.67

Total Return (a)	(29.54)%	26.56%	44.29%	35.06%	(8.36)%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$54,419	$63,207	$33,902	$10,381	$7,505
Ratio of Gross Expenses to Average Net Assets	2.20%	2.12%	2.22%	2.53%	2.58%
Ratio of Net Expenses to Average Net Assets	2.20%	2.12%	2.22%	2.16%	2.51%
Ratio of Net Investment Loss to Average Net Assets	(1.49)%	(1.55)%	(1.74)%	(1.71)%	(2.03)%
Portfolio Turnover Rate	30%	35%	18%	29%	31%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class I

			For the Period October 2, 2006* through December 31,
	Year Ended December 31,

	2008	2007	2006

Net Asset Value, Beginning of Period	$17.95	$16.09	$15.47

Income from Investment Operations:
Net Investment Income (Loss)	(0.04)	0.81	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(3.27)	3.69	2.47

Total from Investment Operations	(3.31)	4.50	2.57

Less Distributions from:
Net Investment Income	(0.09)	(1.61)	(0.42)
Net Realized Gains	(0.50)	(1.03)	(1.53)

Total Distributions	(0.59)	(2.64)	(1.95)

Net Asset Value, End of Period	$14.05	$17.95	$16.09

Total Return (a)	(18.02)%	27.94%	16.61	%(c)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$12	$8,570	$12
Ratio of Gross Expenses to Average Net Assets	1.17%	1.23%	5.90	%(b)
Ratio of Net Expenses to Average Net Assets	1.00%	1.03%	1.25	%(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25)%	(0.46)%	1.35	%(b)
Portfolio Turnover Rate	30%	35%	18%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Annualized.
(c)	Not Annualized.
*	Inception date of Class I Shares.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2008

Note 1—Fund Organization—Van Eck Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of three portfolios: Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (collectively the “Funds”). The Funds are classified as non-diversified funds. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A. Security Valuation—Securities and options traded on national or foreign exchanges are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Money market fund investments are valued at net asset value. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value of these securities. Short-term investments in Money Market Funds held as collateral for securities loaned are valued at net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 Fair Value Measurements (FAS 157) – In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Funds’ investments as of December 31, 2008 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Market Value of Investments	Other Financial Instruments

Emerging Markets Fund	$11,096,520	$30,930,099	$—	$42,026,619	—
Global Hard Assets Fund:
– Total investments	535,116,801	39,975,730	9,748,102	584,840,633	—
– Covered calls	(239,565)	—	—	—	(239,565)
International Investors Gold Fund	$435,848,576	$54,621,601	—	$490,470,177	—

NOTES TO FINANCIAL STATEMENTS
(continued)

The following table reconciles the valuation of the Global Hard Assets Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2008:

Balance as of 12/31/2007	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(5,542,570)
Net purchases (sales)	10,862,672
Transfers in and/or out of Level 3	4,428,000

Balance as of 12/31/2008	$9,748,102

B.

Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.

Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Funds’ Schedules of Investments.

G.	Use of Derivative Instruments

Option Contracts—The Funds may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated

NOTES TO FINANCIAL STATEMENTS
(continued)

movements in the underlying currencies. Global Hard Assets had the following call options written during the year ended December 31, 2008:

	Number of Contracts	Premiums

Options outstanding at beginning of period	2,867	$1,369,623
Options written	16,248	5,640,880
Options exercised	(12,846)	(5,575,445)
Options expired	(2,630)	(641,887)

Options outstanding at end of period	3,639	$793,171

Futures—The Funds may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may buy and sell commodity future contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. Realized gains and losses from futures contracts are reported separately. The Funds did not have any futures contracts outstanding at December 31, 2008.

Short Sales—The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date. Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. The Global Hard Assets Fund did not have any short sales during the year ended December 31, 2008.

Structured Notes—The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When a Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At December 31, 2008, there were no structured notes outstanding.

Note 3—Investment Management and Other Agreements—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% for Emerging Markets Fund and 1.00% for Global Hard Assets Fund based on their respective average daily net assets. The Adviser receives a management fee from International Investors Gold Fund based on an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million.

For the Emerging Markets Fund for the period May 1, 2007 through April 30, 2009, the Adviser agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 2.25% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.15% for Class I Shares. For the year ended December 31, 2008, the Adviser waived management fees in the amount of $11,716 and assumed expenses in the amount of $785 attributable to Class I Shares.

For the Global Hard Assets Fund for the period May 1, 2007 through April 30, 2009, the Adviser agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.50% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.00% for Class I Shares. For the year ended December 31, 2008, the Adviser waived management fees in the amount of $46,064 attributable to Class I Shares.

For the International Investors Gold Fund for the period May 1, 2007 through April 30, 2009, the Adviser agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.60%

NOTES TO FINANCIAL STATEMENTS
(continued)

of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.00% for Class I Shares. For the year ended December 31, 2008, the Adviser waived management fees in the amount of $25,360 attributable to Class I Shares.

The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the year ended December 31, 2008, the Adviser received $296,606 from Emerging Markets Fund and $1,565,457 from International Investors Gold Fund pursuant to this contract.

For the year ended December 31, 2008, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $3,511,788 in sales loads relating to the sale of shares of the Funds, of which $3,037,071 was reallowed to broker/dealers and the remaining $474,717 was retained by the Distributor.

Certain of the officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2008, were as follows:

	Cost of Unaffiliated Investments Purchased	Proceeds from Investments Sold

Emerging Markets Fund	$56,613,650	$88,182,298
Global Hard Assets Fund	748,968,060	672,783,541
International Investors Gold Fund	207,820,385	178,495,844

Note 5—Income Taxes—As of December 31, 2008, for Federal income tax purposes, the identified cost of investments and gross unrealized appreciation and depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

Emerging Markets Fund	$95,337,650	$3,105,639	$(56,416,670)	$(53,311,031)
Global Hard Assets Fund	709,392,849	65,688,477	(190,240,693)	(124,552,216)
International Investors Gold Fund	325,768,869	252,688,191	(87,986,883)	164,701,308

At December 31, 2008, the components of accumulated earnings on a tax basis, for each Fund, were as follows:

Fund	Accumulated Capital Losses	Post October Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total

Emerging Markets Fund	$(18,850,074)	$(13,703,741)	$(8,021)	$(53,310,387)	$(85,872,223)
Global Hard Assets Fund	(14,583,154)	(76,597,658)	(66,535)	(123,998,683	(215,246,030)
International Investors Gold Fund	(10,429,497)	(19,908,509)	(44,815)	164,694,584	134,311,763

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2008 and December 31, 2007 were as follows:

	Emerging Markets Fund

	2008	2007

Ordinary Income*	$766,546	$3,326,408
Long Term Capital Gains	2,382,405	12,793,903
Return of Capital	53,551	—

	$3,202,502	$16,120,311

	Global Hard Asset Fund

	2008	2007

Ordinary Income*	$—	$44,609,064
Long Term Capital Gains	—	66,432,217

	$—	$111,041,281

	International Investors Gold Fund

	2008	2007

Ordinary Income*	$9,279,445	$54,057,352
Long Term Capital Gains	12,196,195	34,147,691
Return of Capital	1,813,786	—

	$23,289,426	$88,205,043

* Includes short term capital gains

NOTES TO FINANCIAL STATEMENTS
(continued)

Net capital losses, currency losses and Passive Foreign Investment Company (“PFIC”) losses incurred after October 31, 2008 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2008, the Funds’ intend to defer to January 1, 2009 for federal tax purposes post-October losses as follows:

Fund	Currency Losses	Capital Losses	PFIC Losses	Total

Emerging Markets Fund	$—	$13,703,741	$—	$13,703,741
Global Hard Assets Fund	61,401	76,536,257	—	76,597,658
International Investors Gold Fund	—	19,298,773	609,736	19,908,509

At December 31, 2008, the Funds had capital loss carryforwards available to offset future capital gains as follows:

Fund	Expiring in the Year Ended December 31,	Amount

Emerging Markets Fund	2009	$826,157
	2016	18,023,917

	Total	$18,850,074

Global Hard Assets Fund	2009	$353,861
	2016	14,229,293

	Total	$14,583,154

International Investors Gold Fund	2016	$10,429,497

For Emerging Markets Fund, the capital loss carryforward expiring in 2009 is related to the acquisition of the Asia Dynasty Fund on October 31, 2003. This amount is subject to an annual limitation of $700,639 under tax rules. The Fund had $117,124 of capital losses expire in the current fiscal year.

During the year ended December 31, 2008, as a result of permanent book to tax differences, the Funds incurred differences that affected undistributed net investment income (loss), undistributed (accumulated) net realized capital gains (losses) and aggregate paid in capital by the amounts in the table below. These differences were primarily due to transactions in foreign currencies, sales of PFICs, return of capital, net operating losses, reclassifications of distributions and expiration of capital loss carryforwards. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Undistributed Net Investment Income	Increase (Decrease) in Accumulated Realized Gain	Increase (Decrease) in Aggregate Paid in Capital

Emerging Markets Fund	$283,834	$(2,786,393)	$2,502,559
Global Hard Assets Fund	7,193,702	(11,634,524)	4,440,822
International Investors Gold Fund	67,235,167	(12,161,839)	(55,073,328)

The Financial Accounting Standards Board Interpretation No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2008). The Funds evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Funds’ financial statements.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plans”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the distributor, for reimbursement of other actual promotion and distribution expenses incurred by

NOTES TO FINANCIAL STATEMENTS
(continued)

the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.25% of average daily net assets (prior to May 1, 2006, the Emerging Markets Fund and the Global Hard Assets Fund limit was 0.50%) for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitations may be carried forward to future years and paid by the Funds within the Annual Limitations.

The Distributor has waived its right to reimbursement of the carried forward amounts incurred through December 31, 2008 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amounts of excess distribution expenses incurred over the Annual Limitations as of December 31, 2008, were as follows:

Emerging Markets Fund-Class A	$2,157,021
Emerging Markets Fund-Class C	312,837
Global Hard Assets Fund-Class A	7,385,441
Global Hard Assets Fund-Class C	2,970,861
International Investors Gold Fund-Class A	9,586,801
International Investors Gold Fund-Class C	673,654

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Emerging Markets Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007

Class A
Shares sold	3,110,812	7,338,513
Shares reinvested	422,574	664,877
Shares redeemed	(6,465,282)	(2,379,014)

Net increase (decrease)	(2,931,896)	5,624,376

Class C
Shares sold	555,374	1,767,616
Shares reinvested	91,086	126,952
Shares redeemed	(1,082,861)	(726,266)

Net increase (decrease)	(436,401)	1,168,302

Class I
Shares sold	396,515	606
Shares reinvested	32,062	—
Shares redeemed	(81,633)	—

Net increase	346,944	606

	Global Hard Assets Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007

Class A
Shares sold	9,863,823	6,000,293
Shares reinvested	—	1,167,711
Shares redeemed	(8,940,589)	(2,745,011)

Net increase	923,234	4,422,993

Class C
Shares sold	1,896,467	2,624,664
Shares reinvested	—	456,980
Shares redeemed	(2,546,950)	(900,699)

Net increase (decrease)	(650,483)	2,180,945

Class I
Shares sold	610,742	654,166
Shares reinvested	—	41,476
Shares redeemed	(312,917)	(133,968)

Net increase	297,825	561,674

NOTES TO FINANCIAL STATEMENTS
(continued)

	International Investors Gold Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007

Class A
Shares sold	11,036,419	7,312,966
Shares reinvested	1,618,840	3,698,209
Shares redeemed	(10,780,184)	(5,043,408)

Net increase	1,875,075	5,967,767

Class C
Shares sold	2,689,097	1,748,961
Shares reinvested	184,653	326,087
Shares redeemed	(1,795,246)	(575,280)

Net increase	1,078,504	1,499,768

Class I
Shares sold	1,091,831	415,392
Shares reinvested	40	61,210
Shares redeemed	(1,568,326)	—

Net increase (decrease)	(476,455)	476,602

Note 9—Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 10—Forward Foreign Currency Contracts—The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2008, the Funds had no forward foreign currency contracts outstanding.

Note 11—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of all or a portion of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds, as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 12—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds’ custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuations on the collateral.

Note 13—Equity Swaps—The Funds may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statements of Assets and Liabilities.

The Fund collateralizes 100% of the notional amount of the swap. Such amounts are reflected in the Statements of Assets and Liabilities as cash-initial margin. At December 31, 2008, there were no outstanding equity swaps.

Note 14—Commodity Swaps—The Funds may enter into commodity swaps to gain investment exposure to the relevant spread of the commodity reference prices. A commodity swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap’s notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty

NOTES TO FINANCIAL STATEMENTS
(continued)

to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counter-party. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statements of Assets and Liabilities. At December 31, 2008, there were no outstanding commodity swaps.

Note 15—Bank Line of Credit—The Trust participates with Van Eck Worldwide Insurance Trust (another registered investment company managed by the Adviser) (the “VE/WW Funds”) in a $10 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The VE/WW Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/WW Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2008, the Emerging Markets Fund borrowed under this Facility. The average daily loan balance for the Emerging Markets Fund during the 69 day period for which a loan was outstanding amounted to $1,279,336 and the weighted average interest rate was 2.90%. At December 31, 2008, the Funds had no outstanding borrowings under the Facility.

Note 16—Securities Lending—To generate additional income, the Global Hard Assets Fund and International Investors Gold Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Funds may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the

Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. At December 31, 2008, the Funds had no securities out on loan.

Note 17—Pending Matter—The Board of Trustees has conducted an independent investigation to determine if the Adviser or any of its affiliates engaged in improper or wrongful activity that may have caused a loss to one or more of the Van Eck Funds (the “Funds”) in connection with past market timing activities by certain investors in the Funds. The Board and the Adviser are currently working to resolve outstanding issues relating to these matters.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Eck Funds

We have audited the accompanying statements of assets and liabilities of the Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (the “Funds” comprising the Van Eck Funds), including the schedules of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds at December 31, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York February 27, 2009

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address[1] and Age	Position(s) Held with Fund Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex[3]

Independent Trustees:

Jon Lukomnik 52‡¶	Trustee since March 2006	Managing Partner, Sinclair Capital LLC; Consultant to various asset management companies; Program Director, IRRC Institute.	8	Sears Canada, Inc.

Jane DiRenzo Pigott 51‡¶	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	8	Director and Chair of Audit Committee of 3E Company.

Wayne H. Shaner 61‡¶	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Investment Adviser, Torray LLC, January 2008 to June 2008; Public Member Investment Committee, Maryland State Retirement System since 1991; Vice President, Investments, Lockheed Martin Corporation (formerly Martin Marietta Corporation), 1976-September 2003.	8	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 55‡¶	Vice Chairman, Trustee since June 2004	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	36	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 49‡¶	Chairman, Trustee since 1994	President and CEO, SmartBrief.com	36	None.

Robert L. Stelzl 63‡¶	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; Principal, Colony Capital, Inc., 1990 to 2003.	8	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

BOARD OF TRUSTEES AND OFFICERS
(continued)

Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Length of Time Served[2]	Principal Occupation(s) During The Past Five Years

Officers:

Russell G. Brennan 43	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser (Since 2008); Manager (Portfolio Administration), Van Eck Associates Corporation (“VEAC”) (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005).

Charles T. Cameron 48	Vice President	Since 1996	Director of Trading and Portfolio Manager for the Adviser; Officer of other investment companies advised by the Adviser.

Keith J. Carlson 52	Chief Executive Officer and President	Since 2004

President of the Adviser and Van Eck Securities Corporation (“VESC”); Private Investor (June 2003-January 2004); Independent Consultant, Waddell & Reed, Inc. (December 2002-May 2003); Officer of other investment companies advised by the Adviser.

Susan C. Lashley 53	Vice President	Since 1988	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch 52	Chief Compliance Officer	Since 2006

Chief Compliance Officer of the Adviser and Van Eck Absolute Return Advisers Corporation (“VEARA”) (Since January 2007); Vice President of the Adviser and VEARA; Treasurer (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005); Officer of other investment companies advised by the Adviser.

Laura I. Martínez 28	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President and Associate General Counsel of the Adviser (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien 60	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Length of Time Served[2]	Principal Occupation(s) During The Past Five Years

Alfred J. Ratcliffe 61	Vice President and Treasurer	Since 2006

Vice President of the Adviser (Since 2006); Vice President and Director of Mutual Fund Accounting and Administration, PFPC (March 2000-November 2006); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon 34	Vice President and Assistant Secretary	Since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith 53	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of other investment companies advised by the Adviser.

Derek S. van Eck[4] 44	Executive Vice President	Since 2004	Director and Executive Vice President of the Adviser, VESC and VEARA; Director of Greylock Capital Associates LLC; Officer of other investment companies advised by the Adviser.

Jan F. van Eck[4] 45	Executive Vice President	Since 2005

Director and Executive Vice President of the Adviser; Director, Executive Vice President and Chief Compliance Officer of VESC; Director and President of VEARA; Director of Greylock Capital Associates LLC; Trustee of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

1	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected yearly by the Trustees.

3	The Fund Complex consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
4	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Investment Adviser: Van Eck Associates Corporation

Distributor: Van Eck Securities Corporation | 335 Madison Avenue | New York, NY 10017 | www.vaneck.com

Account Assistance: 1.800.544.4653

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck Funds, billed audit fees of $141,250 for 2008 and $140,000 for 2007.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $0 for 2008 and $0 for 2007.

c)   Tax Fees

     Ernst & Young billed tax fees of $18,000 for 2008 and $18,817 for 2007.

d)   All Other Fees

     None.

e)   The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds disclosure controls and procedures (as defined in
     Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  March 10, 2009
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        --------------------------
Date  March 10, 2009
     ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  March 10, 2009
     ---------------